UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by party other than the registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☒ Definitive Proxy Statement

☐ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

ROCKDALE RESOURCES CORPORATION
(Name of Registrant as Specified in Charter)

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710 N Post Oak Rd., Suite 512
Houston, Texas 77024
(832) 941-0011

March 16, 2016

Dear Stockholder:

The Board of Directors and officers of Rockdale Resources Corporation, a Colorado corporation, join us in extending to you a cordial invitation to attend the 2015 Annual Meeting of our stockholders (the “Annual Meeting”). The Annual Meeting will be held on April 14, 2016 at 4:30 p.m. local time at 710 N Post Oak Rd., Suite 512, Houston, TX 77024.

Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about March 25, 2016 to our stockholders of record as of the close of business on March 15, 2016 (the “Record Date”). The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the annual meeting.

If you are unable to attend the annual meeting in person, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. You may also authorize your proxy to vote your shares by telephone or fax as described in your proxy card. If you authorize your proxy to vote your shares over the Internet, return your proxy card by mail or vote by telephone or fax prior to the annual meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.

We look forward to seeing you on April 14, 2016. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ Leo Womack
Leo Womack
Chairman

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on April 14, 2016.

Our proxy statement and annual report on Form 10-K/A for the year ended December 31, 2014 are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/BBLS.

___________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON April 14, 2016
___________________________

To the Stockholders of Rockdale Resources Corporation:

We are pleased to provide you notice of, and to invite you to attend, the 2015 annual meeting of the stockholders of Rockdale Resources Corporation, a Colorado corporation (the “Company”, “we” and “us”), which will be held on April, 14, 2016 at 4:30 p.m., local time, at 710 N Post Oak Rd., Suite 512, Houston, TX, for the following purposes:

1.
To elect five directors to the Board of Directors (the “Board”). The Board intends to present for election the following five nominees: Leo Womack, Zel C. Khan, Lee H. Lytton, Joel Oppenheim and Quinten Beasley.

2.
To approve the Plan of Conversion dated January 15, 2015, pursuant to which our corporate jurisdiction will be changed from the State of Colorado to the State of Texas by means of a process called a “Conversion” and our name will change to “Petrolia Energy Corporation”. The Board recommends that you approve and ratify the Plan of Conversion and the Conversion.

3.
To approve an increase in the total number of authorized shares of common stock, par value $0.001 per share of the Company, to 150,000,000 shares. The Board recommends that you approve and ratify an increase in the total number of authorized shares of common stock, par value $0.001 per share of the Company, to 150,000,000 shares.

4.	To ratify the Company’s 2015 Stock Incentive Plan. The Board recommends that you approve and ratify the Company’s 2015 Stock Incentive Plan.

5.
To ratify the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2015. The Board recommends that you approve and ratify the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2015.

6.	To consider a non-binding advisory vote on compensation of our named executive officers. The Board recommends that you approve and ratify the compensation of our named executive officers.

7.
To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers. The Board recommends that you vote for “3 years” as to the frequency of holding advisory votes on the compensation of our named executive officers.

8.
To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above. The Board recommends that you vote to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above.

9.	To transact such other business as may properly come before the annual meeting.

THE BOARD OF DIRECTORS (THE “BOARD”) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” OF THE DIRECTOR NOMINEES, “FOR” EACH OF PROPOSALS TWO THROUGH SIX AND EIGHT AND FOR “THREE YEARS” FOR PROPOSAL SEVEN.

We do not expect to transact any other business at the Annual Meeting. Our Board of Directors has fixed the close of business on March 15, 2016 as the record date for determining those stockholders entitled to vote at the Annual Meeting and any adjournment or postponement thereof. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting. A complete list of our stockholders will be available for examination at our offices in Houston, Texas, during ordinary business hours for a period of 10 days prior to the Annual Meeting.

We cordially invite you to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting in person, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed proxy statement, which is first being mailed to stockholders on March 25, 2016, is also available at https://www.iproxydirect.com/BBLS. This website also includes copies of the form of proxy, our Annual Report on Form 10-K/A for the year ended December 31, 2014, which we refer to as the Annual Report. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (832) 941-0011.

Even if you plan to attend the Annual Meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

By Order of the Board of Directors

/s/ Leo Womack
Leo Womack
Chairman

Houston, Texas
March 16, 2016

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK YOU VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

TABLE OF APPENDIXES

___________________________

PROXY STATEMENT
FOR AN ANNUAL MEETING OF STOCKHOLDERS
___________________________

GENERAL INFORMATION

Rockdale Resources Corporation (“Rockdale,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2015 annual meeting of stockholders (the “Annual Meeting” or the “Meeting”) to be held on April 14, 2016 at 4:30 p.m. local time at 710 N. Post Oak Rd., Suite 512, Houston, Texas 77024, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on March 25, 2016. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2014, as filed with the SEC on March 4, 2016 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy) via the Internet at https://www.iproxydirect.com/BBLS or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Annual Meeting if you were a stockholder of record as of the close of business on March 15, 2016, (the “Record Date”). Each stockholder of record as of the Record Date is entitled to one vote for each share of common stock held by him, her or it on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. At the close of business on the Record Date, there were 42,339,957 shares of our common stock eligible to be voted at the Annual Meeting. Other than our common stock, we have no other voting securities currently outstanding.

Voting Process

If you are a stockholder of record, there are five ways to vote:

•	In person. You may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

•	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Revocability of Proxies

The presence of a stockholder at our annual meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

•	submitting a written revocation prior to the annual meeting to the Corporate Secretary, Rockdale Resources Corporation, 710 N Post Oak Rd., Suite 512, Houston, Texas 77024;

•
submitting another signed and later dated proxy card and returning it by mail in time to be received before our Annual Meeting or by submitting a later dated proxy by the Internet or telephone prior to the Annual Meeting; or

•	attending our Annual Meeting and voting in person.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our common stock at the close of business on the Record Date and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of our common stock or preferred stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock or preferred stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

Conduct at the Meeting

The Chairman has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

Voting Requirements for Each of the Proposals

	Proposal	Vote Required	Broker Discretionary Voting Allowed*
1	Election of directors	Plurality of Votes Cast	No
2	Approval of the Plan of Conversion dated January 15, 2015 and the Conversion associated therewith	Majority of outstanding voting shares	No
3	Approval of an increase in the total number of authorized shares of common stock, par value $0.001 per share of the Company, to 150,000,000 shares	Majority of outstanding voting shares	No
4	Ratification of the Company’s 2015 Stock Incentive Plan	More votes cast for the proposal than against	No
5	Ratification of the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2015	More votes cast for the proposal than against	Yes
6	To consider a non-binding advisory vote on compensation of our named executive officers	None. Proposal is non-binding and advisory in nature	No
7	To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers	None. Proposal is non-binding and advisory in nature	No
8
Approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above
		Majority of the votes which are present, in person or by proxy at the Annual Meeting	No

* See also “Quorum; Broker Non-Votes and Abstentions”, below.

Quorum; Broker Non-Votes and Abstentions

The presence at the Annual Meeting of the holders of one-third of the outstanding shares of voting stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal. Broker non-votes and abstentions will have no effect on determining whether any proposal receives more votes “FOR” than “AGAINST” such proposal. However, approval of each of the proposals (other than the election of directors and approval of the Plan of Conversion) require more votes cast “FOR” each proposal than “AGAINST” such proposal, and therefore broker non-votes and abstentions could prevent the approval of these proposals because they do not count as affirmative votes. The election of directors requires a plurality of the votes cast at the Annual Meeting. Approval of the Plan of Conversion requires the affirmative vote of a majority of our outstanding shares eligible to be voted at the Annual Meeting. In order to minimize the number of broker non-votes, we encourage you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Please note that previously, brokers were allowed to vote uninstructed shares in uncontested director elections or with regard to certain executive compensation matters. However, brokers now can no longer vote uninstructed shares on your behalf in director elections or with regard to executive compensation matters. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of directors or on any issues requiring more votes cast “FOR” than “AGAINST” each such proposal, however such votes will be considered votes cast “AGAINST” the Plan of Conversion, which requires the affirmative vote of a majority of the votes eligible to be voted at the Annual Meeting.

Board of Directors Voting Recommendations

Our Board of Directors (the “Board”) recommends that you vote your shares:

•	“FOR” each of the nominees to the Board of Directors (Proposal 1).

•
“FOR” approval of the Plan of Conversion dated January 15, 2015 and the Conversion associated therewith,  pursuant to which our corporate jurisdiction will be changed from the State of Colorado to the State of Texas by means of a process called a “Conversion” and our name will change to “Petrolia Energy Corporation” (Proposal 2).

•	“FOR” approval of the increase in our authorized shares of common stock, $0.001 par value per share, to 150,000,000 shares (Proposal 3).

•	“FOR” ratification of the Company’s 2015 Stock Incentive Plan (Proposal 4).

•	“FOR” the ratification of the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2015 (Proposal 5).

•	“FOR” the ratification of the compensation of our named executive officers (Proposal 6).

•	“THREE YEARS” for the frequency of the advisory vote on compensation of our named executive officers (Proposal 7).

•
“FOR” the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above (Proposal 8).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

Inspector of Voting

Representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of Annual Meeting of stockholders and 2014 Annual Report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2014 Annual Report to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2014 Annual Report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, Lee H. Lytton, at our principal executive offices at 710 N. Post Oak Rd., Suite 512, Houston, Texas 77024, or a stockholder may make a request by calling our Corporate Secretary, Lee H. Lytton at (832) 941-0011.

If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 2, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting. Additionally, no later than one hundred fifty calendar days after the Annual Meeting, but in no event later than sixty calendar days prior to the deadline for submission of stockholder proposals as discussed below under “Stockholder Proposals” on page 50, the Company will disclose its decision in regards to how frequently the Company will include a stockholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of stockholder votes on the compensation of executives.

Company Mailing Address

The mailing address of our principal executive offices is 710 N. Post Oak Rd., Suite 512, Houston, Texas 77024.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting. At the close of business on the Record Date, there were 42,339,957 shares of our common stock outstanding, for a total of 42,339,957 voting shares eligible to be voted at the Annual Meeting. Other than our common stock, we have no other voting securities currently outstanding.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein, except in connection with the Plan of Conversion, as discussed below under Proposal 2, “Approval of the Plan of Conversion dated January 15, 2015, Pursuant to Which Our Corporate Jurisdiction Will Be Changed From the State of Colorado to the State of Texas and our name will change to “Petrolia Energy Corporation”, beginning on page 19, and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock and preferred stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors and director nominees; (iii) each of our executive officers and significant employees; and (iv) all of our current executive officers, significant employees and directors as a group, as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 710 N. Post Oak Rd., Suite 512, Houston, Texas 77024.

Title of Class	Name and Address of Beneficial Owner	Amount of Shares Beneficial Owned(1)		Percent of Class(2)
Executive Officers & Directors:
Common	Leo Womack	3,973,604	(3)	9.2%
Common	Zel C. Khan*	13,386,805	(4)	31.5%
Common	Lee H. Lytton	1,666,668	(5)	3.9%
Common	Joel Oppenheim	1,800,000	(6)	4.2%
Common	Quinten Beasley*	210,000	(7)	0.5%

Total of All Directors, Director Nominees and Executive Officers (5 persons):		21,037,077		49.3%

Greater Than 5% Beneficial Owners:

Jovian Petroleum Corporation (8)		10,786,805	(9)	25.4%
Rick Wilber (10)		4,903,333	(11)	10.9%
Blue Sky NM, Inc. (12)		6,000,000		14.4%

* Director nominee.

(1)
Under Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares, and/or (ii) investment power, which includes the power to dispose or direct the disposition of shares. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares within 60 days of the date as of which the information is provided.

(2)
Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 42,339,957 shares of common stock issued and outstanding as of the Record Date, which number does not include 1 million shares pledged to secure the payment of a $146,875 note owed to Blue Sky NM, Inc. (“BSNM”), which is due and payable on December 31, 2015 (subject to a one-time extension of the maturity date of the note (extending the maturity date for 180 days) if we issue BSNM 500,000 additional shares of restricted common stock).

(3)
Includes 2,563,334 shares held by the Leo B. Womack Family Trust, which Mr. Womack is deemed to beneficially own (the “Trust”).  Includes 116,667 shares issuable upon the exercise of warrants, which have an exercise price of $0.75 per share and an expiration date of August 5, 2019, held by the Trust.  Includes 300,000 shares issuable upon the exercise of warrants, which have an exercise price of $0.12 per share and an expiration date of August 5, 2018, held by the Trust. Includes 1,000,000 shares issuable upon the exercise of options, which have an exercise price of $0.06 per share, vest on January 1, 2016, and have a term of three years from their vesting date.

(4)
Includes ownership of the securities held by Jovian Petroleum Corporation, which securities Mr. Khan is deemed to beneficially own (see footnotes 8 and 9).  Includes 100,000 shares issuable upon exercise of warrants, which have an exercise price of $0.12 per share and expire on August 5, 2018.  Includes 800,000 shares issuable upon exercise of warrants, which have an exercise price of $0.10 per share and expire on August 31, 2018.

(5)
Includes 33,334 shares issuable upon exercise of warrants, which have an exercise price of $0.75 per share and expire on August 5, 2019. Includes 200,000 shares issuable upon exercise of warrants, which have an exercise price of $0.10 per share and expire on August 31, 2018. Includes 200,000 shares issuable upon exercise of warrants, which have an exercise price of $0.12 per share and expire on August 5, 2018. Includes 100,000 shares issuable upon exercise of warrants, which have an exercise price of $0.12 per share and expire on August 15, 2019. Includes 500,000 shares issuable upon the exercise of options, which have an exercise price of $0.06 per share, vest on January 1, 2016, and have a term of three years from their vesting date.

(6)
Includes 100,000 shares issuable upon the exercise of warrants, which have an exercise price of $0.75 per share and an expiration date of August 5, 2019.  Includes 300,000 shares issuable upon the exercise of warrants, which have an exercise price of $0.12 per share and an expiration date of August 5, 2018. Includes 200,000 shares issuable upon the exercise of warrants, which have an exercise price of $0.10 per share and an expiration date of August 31, 2018. Includes 500,000 shares issuable upon the exercise of options, which have an exercise price of $0.06 per share, vest on January 1, 2016, and have a term of three years from their vesting date.

(7)	Includes 100,000 shares issuable upon the exercise of warrants, which have an exercise price of $0.12 per share and an expiration date of August 5, 2018.

(8)	Address: 710 N. Post Oak Rd., Suite 550, Houston, Texas 77024. Shares held by Jovian Petroleum Corporation are beneficially owned by Zel C. Khan, its largest shareholder.

(9)
Includes 100,000 shares issuable upon the exercise of warrants, which have an exercise price of $0.12 per share and an expiration date of August 5, 2018.  Includes 800,000 shares issuable upon the exercise of warrants, which have an exercise price of $0.10 per share and an expiration date of August 31, 2018.

(10)	Address: 10360 Kestrel Street, Plantation, Florida 33324.

(11)
Includes shares issuable upon conversion of $550,000 in convertible notes which are convertible into shares of the Company’s common stock at a conversion price of $0.30 per share.  Also includes 1,570,000 shares issuable upon exercise of warrants to purchase shares of Company common stock at an exercise price of $0.80 per share, which expire on September 20, 2023 (570,000 warrants) and June 17, 2023 (1,000,000 warrants).

(12)
Address: 320 Gold Avenue SW, Suite 1000, Albuquerque, New Mexico 87102. The shares held by Blue Sky NM, Inc. are beneficially owned by Fulucai Productions Ltd. and Mohammad Fazil, its CEO and President.

Changes in Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

The roles of Chairman and Chief Executive Officer of the Company are currently held separately. Mr. Womack serves as Chairman and Mr. Khan serves as Chief Executive Officer. The Board of Directors does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management. Our Board believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s Chief Executive Officer, Mr. Khan) and the members of our Board (currently Mr. Womack as Chairman). It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to its Chief Executive Officer, while enabling our Chairman to facilitate our Board’s oversight of management, promote communication between management and our Board, and support our Board’s consideration of key governance matters. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company.

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our executive officers or directors has been involved in any of the following events during the past ten years:

(1)	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)	any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses);

(3)
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

(4)	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law;

(5)
being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(6)
being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

The Company had seven (7) official meetings of the Board of Directors of the Company during the last fiscal year ending December 31, 2014. Each director attended at least 75% of the total number of meetings of the Board. The Company has not adopted a policy requiring its directors to attend its annual meeting of stockholders. The 2015 Annual Meeting of Stockholders will be the Company’s first Annual Meeting.

COMMITTEES OF THE BOARD

Our Company currently does not have nominating, compensation or audit committees or committees performing similar functions, nor does our Company have a written nominating, compensation or audit committee charter. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by our Board of Directors.

Our Company has defined policy and procedural requirements for stockholders to submit recommendations or nominations for directors as set forth in the Company’s Bylaws and described under “Stockholder Proposals” – “Nominations for the Board of Directors” on page 50 below. Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and we do not have any specific process or procedure for evaluating such nominees. The directors will assess all candidates, whether submitted by management or stockholders, and make recommendations for election or appointment.

The Board of Directors will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Company in accordance with the manner described for stockholder proposals under “Stockholder Proposals” – “Nominations for the Board of Directors” on page 50 below. The Secretary will send properly submitted stockholder recommendations to the Board of Directors. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Board of Directors through other means. The Board of Directors also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

Although we do not have a formal audit committee, the Board of Directors approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the Board of Directors reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

Additionally, Mr. Leo Womack Chairman of our Board of Directors has been licensed as a Certified Public Accountant (CPA) in Texas since 1967 and qualifies as an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions.

Stockholder Communications with the Board

Our stockholders and other interested parties may communicate with members of the Board of Directors by submitting such communications in writing to our Corporate Secretary, 710 N. Post Oak Rd., Suite 512, Houston, Texas 77024, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

Director Independence

Our common stock is quoted for trading on the OTC Pink market operated by OTC Markets Group and we are not required to have independent members of our Board of Directors.  Notwithstanding that we currently consider Leo Womack and Joel Oppenheim as independent directors.

As described above, we do not currently have a separately designated audit, nominating or compensation committee.

Code of Conduct

We have adopted a Code of Ethical Business Conduct (“Code of Conduct”) that applies to all of our directors, officers and employees.

Any stockholder who so requests may obtain a free copy of our Code of Conduct by submitting a written request to our Corporate Secretary. Additionally, the Code of Conduct was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, filed with the SEC on November 23, 2015, as Exhibit 14.1.

We intend to disclose any amendments to our Code of Conduct and any waivers with respect to our Code of Conduct granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.rockdaleresources.com within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Conduct to any such officers or employees.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers. Ages of the executive officers below are as of the Record Date.

Name	Position	Age
Zel C. Khan	Chief Executive Officer and President	42
Lee H. Lytton	Corporate Secretary	73

ZEL C. KHAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

Information regarding Mr. Khan is set forth in “Proposal No. 1 – Election of Directors”, below (beginning on page 17).

LEE H. LYTTON, CORPORATE SECRETARY

Information regarding Mr. Lytton is set forth in “Proposal No. 1 – Election of Directors”, below (beginning on page 17).

EXECUTIVE AND DIRECTOR COMPENSATION

Employment Agreements

 On September 23, 2015, Zel C. Khan, entered into an employment agreement with the Company effective October 1, 2015 to serve as our President and Chief Executive Officer for an initial term of twenty four (24) months (automatically renewable thereafter for additional one year terms). The agreement provides that the Company will pay Mr. Khan an annual base salary of $160,000, with a provision for deferral of current payments until such time that the Company is cash flow positive. The Company will issue one warrant to purchase one share of the Company’s restricted common stock at an exercise price of $0.20 cents per share for each dollar of gross salary that is deferred. The Warrants will have a term of 36 months from date of grant, which will be quarterly.

Mr. Khan also received a one-time grant of one million (1,000,000) restricted shares of the Company’s common stock (the “Shares”), effective October 1, 2015. The Shares shall be forfeited should the employment agreement be terminated for any reason prior to the conclusion of the initial 24-month term at a rate equal to 41,666 of the Shares for each whole month that the employment period is terminated prior to the conclusion of the initial 24-month term.

In the event Mr. Khan’s employment is terminated for any reason other than without cause by the Company, he is to receive the compensation earned by him as of such termination date and is required to return the pro rata portion of the one million shares of common stock issued to him as described above for the applicable remaining period of the initial twenty-four (24) month term. In the event Mr. Khan’s employment is terminated by the Company without cause, he is required to receive severance pay equal to two months of his base salary. “Cause” means (i) the commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving misappropriation, dishonesty, unethical business conduct, disloyalty, fraud or breach of fiduciary duty, (ii) reporting to work under the influence of alcohol, (iii) the use of illegal drugs (whether or not at the workplace) or other conduct, which could reasonably be expected to, or which does, cause the Company or any of its affiliates public disgrace or disrepute or economic harm, (iv) repeated failure to perform duties as reasonably directed by the Board of Directors, (v) gross negligence or willful misconduct with respect to the Company or its affiliates or in the performance of Mr. Khan’s duties under the agreement, (vi) obtaining any personal profit not thoroughly disclosed to and approved by the board in connection with any transaction entered into by, or on behalf of, the Company or any of its affiliates, or (vii) violating any of the terms of the Company’s or its affiliates’ rules or policies applicable to Mr. Khan which, if curable, is not cured to the board’s reasonable satisfaction within fifteen (15) days after written notice thereof to Mr. Khan, or any other material breach of the agreement or any other agreement between Mr. Khan and the Company or any of its affiliates which, if curable, is not cured to the board’s reasonable satisfaction within fifteen (15) days after written notice thereof to Mr. Khan.

The employment agreement includes a non-solicitation/non-interference clause which applies for two years after the termination date of the employment agreement. The employment agreement also requires Mr. Khan to submit to the board all business, commercial and investment opportunities or offers presented to Mr. Khan or of which Mr. Khan becomes aware which relate to the business of the Company or its affiliates.

There are no family relationships between Mr. Khan and any of our other directors or executive officers.

The following shows the amount of time Mr. Khan expects to devote to our business:

Name	Percent

Zel C. Khan	90%

The Company does not have an employment agreement in place with Mr. Lytton.

Compensation Recovery

Under the Sarbanes–Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer (provided that we do not currently have a Chief Financial Officer). We plan to implement a clawback policy in the future, although we have not yet implemented such policy, in accordance with the requirements of The Dodd–Frank Wall Street Reform and Consumer Protection Act.

Executive Compensation

The following table sets forth information concerning the compensation of (i) all individuals serving as our principal executive officer or acting in a similar capacity during the last completed fiscal year (“PEO”), regardless of compensation level; (ii) our two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the last completed fiscal year; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to paragraph (ii) but for the fact that the individual was not serving as an executive officer at the end of the last completed fiscal year (collectively, the “Named Executive Officers”).

Name and Principal Position	Fiscal Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	All Other Compensation (5)	Total

Marc Spezialy (6)	2014	$100,000	—	—	—	—	$100,000
Principal Executive Officer and Financial and Accounting Officer (Former)

David Baker (7)	2014	$70,000	—	118,224	—	—	$188,224
Principal Executive Officer

Name and Principal Position	Fiscal Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	All Other Compensation (5)	Total

Michael D. Smith (Former)	2013	$10,000	—	—	—	—	$10,000
Principal Executive Officer (8)

Marc Spezialy	2013	$120,000	—	—	—	—	120,000
Principal Executive Officer and Financial and Accounting Officer (9)

John Barton (Former)	2013	$18,000	—	—	—	—	$18,000
Vice President (10)

Patrick Merritt (Former)	2013	$30,458	—	—	—	—	$30,458
Senior Vice President of Exploration and Production (11)

 Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. None of our executive officers received any change in pension value and nonqualified deferred compensation earnings during the periods presented.

(1)	The dollar value of base salary (cash and non-cash) earned.

(2)	The dollar value of bonus (cash and non-cash) earned.

(3)	The fair value of stock issued for services computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 on the date of grant.

(4)	The fair value of options granted computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 on the date of grant.

(5)	All other compensation received that we could not properly report in any other column of the table.

(6)	Appointed as Chief Executive Officer January 31, 2013 and resigned effective September 30, 2014.

(7)	Resigned as Chief Executive Officer effective February 28, 2015. On March 1, 2015, Mr. Zel C. Khan was appointed as President and Chief Executive Officer of the Company.

(8)	Resigned January 31, 2013.

(9)	Resigned as Principal Executive Officer and Financial and Accounting Officer effective September 30, 2014.

(10)	Appointed as Senior Vice President of Business Development on January 31, 2013 and resigned effective March 13, 2013.

(11)	Appointed as Senior Vice President of Exploration and Production on January 31, 2013 and resigned effective June 5, 2013.

We do not provide our officers or employees with pension, stock appreciation rights, long-term incentive, profit sharing, retirement or other plans, although we may adopt one or more of such plans in the future.

We do not maintain any life or disability insurance on any of our officers.

We do not have any outstanding options, warrants or other securities which provide for the issuance of additional shares of our common stock as compensation for services of Directors or Officers.

Director Compensation

The table below summarizes all compensation of members of our Board of Directors for the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Marc Spezialy(2)	-	38,000	-	-	-	-	38,000
David Baker (3)	-	38,000	-	-	-	-	38,000
Matthew Ferguson (4)	-	76,000	-	-	-	-	76,000
Leo Womack (5)	-	23,000	-	-	-	-	23,000
Lee H. Lytton (6)	-	15,000	-	-	-	-	15,000

(1)
The fair value of stock issued for services computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 on the date of grant. See also “Narrative Disclosure to the Director Compensation Table” below.

(2)	Resigned from the Board of Directors effective September 30, 2014.
(3)	Served as a member of the Board of Directors from May 8, 2014 until February 28, 2015.
(4)	Appointed as a member of the Board of Directors on August 5, 2013 and resigned from the Board of Directors effective December 15, 2014.
(5)	Mr. Womack has served as a member of our Board of Directors since August 16, 2014.
(6)	Appointed as a member of the Board of Directors on December 15, 2014.

Narrative Disclosure to the Director Compensation Table

Mr. Baker received 100,000 shares of restricted stock as compensation for his service on the Board of Directors on June 1, 2014 valued at $0.38 per share or $38,000 in aggregate. Mr. Spezialy received 100,000 shares of restricted stock as compensation for his service on the Board of Directors on June 1, 2014 valued at $0.38 or $38,000 in aggregate. Mr. Ferguson received 200,000 shares of restricted stock as compensation for his service on the Board of Directors on June 3, 2014 valued at $0.38 or $72,000 in aggregate. Mr. Womack received 100,000 shares of restricted stock as compensation for his service on the Board of Directors on August 16, 2014 valued at $0.23 or $23,000 in aggregate. Mr. Lytton received 100,000 shares of restricted stock as compensation for his service on the Board of Directors on December 15, 2014 valued at $0.15 or $15,000 in aggregate. Mr. Lytton was appointed to the Board of Directors on December 15, 2014.

Outstanding Equity Awards at Year Ended December 31, 2014

As of December 31, 2014 no executive officer had any outstanding equity awards outstanding. No executive officer had any stock options outstanding which were exercisable or unexercisable as of December 31, 2014. Additionally, no executive officer had any unearned securities awards outstanding as of December 31, 2014.

Securities Authorized for Issuance Under Equity Compensation Plans

As of December 31, 2014, we had no securities authorized for issuance under any equity compensation plans, whether approved by stockholders or not approved by stockholders.  Subsequent to December 31, 2014, the Board of Directors adopted the 2015 Stock Incentive Plan, which is described in greater detail below under Proposal 4, beginning on page 39.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as discussed below or otherwise disclosed above under “Executive and Director Compensation”, beginning on page 11, respectively, there have been no transactions since the beginning of the Company’s last fiscal year, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end, for the last two completed fiscal years, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

On June 17, 2013, the Company entered into a Convertible Secured Note and Warrant Purchase Agreement (the “Purchase Agreement”) with Rick Wilber, a former director. Pursuant to the Purchase Agreement, the Company agreed to sell, and Mr. Wilber agreed to buy, for aggregate consideration of $350,000, a convertible secured promissory note in the principal amount of $350,000 (the “Note”) convertible at $0.30 per share, and a warrant to purchase 1,000,000 shares of the Company’s common stock (the “Warrant”) at an exercise price of $0.80 per share.

On September 30, 2013, the Company entered into a Convertible Secured Note and Warrant Purchase Agreement (the “September Purchase Agreement”) with Rick Wilber. Pursuant to the September Purchase Agreement, the Company agreed to sell, and Mr. Wilber agreed to buy, for aggregate consideration of $100,000, a convertible secured promissory note in the principal amount of $100,000 (the “September Note”) convertible at $0.30 per share, and a warrant to purchase 285,000 shares of the Company’s common stock (the “September Warrant”) at an exercise price of $0.80 per share.

On December 31, 2013, the Company entered into a Convertible Secured Note and Warrant Purchase Agreement (the “December Purchase Agreement”) with Rick Wilber. The September Note was consolidated into the December Purchase Agreement. Pursuant to the December Purchase Agreement, in addition to the proceeds of the September Note, the Company agreed to sell, and Mr. Wilber agreed to buy, for aggregate consideration of $100,000, a convertible secured promissory note in the principal amount of $100,000 (the “December Note”) convertible at $0.30 per share, and a warrant to purchase 285,000 shares of the Company’s common stock (the “December Warrant”) at an exercise price of $0.80 per share.

As reported on Form 8-K filed January 31, 2014, on January 27, 2014, the Company entered into a Consulting Agreement (the “Agreement”) with Mercadyne Advisors LLC (the “Consultant”), an entity controlled by David N. Baker, our former director. The Company agreed to issue 800,000 shares of common stock in the name of David N. Baker as consideration for the Consultant’s provision of the consulting services under the Agreement. The Consultant agreed to return 400,000 of these shares to the Company if (i) the Company terminates the Agreement on or before April 27, 2014, for the Consultant’s failure to perform under the Agreement, or (ii) the Consultant fails to invest $125,000 in the Company prior to April 27, 2014, on terms reasonably satisfactory to the Company. The Consultant did invest the $125,000 prior to April 27, 2014 so no return of shares occurred.

On December 15, 2014, we entered into a Master Service Contract for Operations and Maintenance Services Agreement with Jovian Petroleum Corporation. The terms of the agreement provide that Jovian Petroleum Corporation will provide the field personnel and field accounting, together with the necessary technical and administrative assistance required to operate and maintain our production facility on our behalf in consideration of a fee of $10,000 per month. The agreement is for a minimum of three months and will continue month to month thereafter. This summary description is qualified in its entirety by the text of the agreement attached hereto and incorporated by this reference. Jovian Petroleum Corporation is a greater than greater 5% beneficial owner of our securities. Effective March 1, 2015, Zel C. Khan, agreed to serve as the President and CEO of the Company. Mr. Khan has been the Chief Executive Officer and President of Jovian Petroleum Corporation since 2008.

On May 1, 2015, the Company began a new private offering of “Units” (each consisting of 100,000 shares of restricted common stock and a warrant to purchase an additional 100,000 shares of common stock at an exercise price of $0.12 per share at any time prior to August 5, 2018), with each unit being sold for $10,000 per Unit.  The Company sold a total of 22 Units before terminating the offering. Included as purchases in the offering were Lee H. Lytton, our Corporate Secretary and Director, who purchased one Units for an aggregate of $10,000; The Oppenheimer Group, an entity affiliated with Joel Oppenheim, our Director, which acquired three Units; Jovian Petroleum Corporation, affiliated with Zel C. Khan, our Chief Executive Officer and President, which acquired one Unit; The Leo B. Womack Family Trust, which is beneficially owned by our Chairman, Leo Womack, which acquired three Units; and Quinten Beasley, a director nominee who acquired one Unit.

On June 11, 2015, our Board of Directors increased the size of our Board of Directors from two to three members and appointed Joel Oppenheim to our Board of Directors to fill the newly created vacancy. On June 11, 2015, our Board of Directors agreed to issue Joel Oppenheim 100,000 shares of our restricted common stock in consideration for agreeing to serve on our Board of Directors.

On September 1, 2015, the Company began a new private offering of “Units” (each consisting of 100,000 shares of restricted common stock and a warrant to purchase an additional 100,000 shares of common stock at an exercise price of $0.10 per share at any time prior to August 31, 2018), with each unit being sold for $6,000 per Unit.  To date the Company has sold 28 Units (2.8 million restricted shares of common stock and warrants to purchase 2.8 million shares of common stock) for aggregate consideration of $168,000.  Included as purchases in the offering were Lee H. Lytton, our Corporate Secretary and Director, who purchased two Units for an aggregate of $12,000; The Oppenheimer Group, an entity affiliated with Joel Oppenheim, our Director, which acquired two Units; and Zel C. Khan, our Chief Executive Officer and President, which acquired eight Units for $48,000.

On September 23, 2015, we entered into a Purchase and Sale Agreement with SUDS Properties, LLC (“SUDS” and the “Purchase Agreement”). SUDS is 100% owned by Jovian Resources LLC (“Jovian”). Mr. Zel C. Khan, our Chief Executive Officer and President, is the former manager of Jovian. Pursuant to the Purchase Agreement, we acquired a 10% working interest in the SUDS field located in Creek County Oklahoma, in exchange for 10,586,805 shares of restricted common stock, representing 33% of our outstanding common stock. Such shares were calculated based on the relative 1P reserves currently owned by us and the P1 reserves being acquired through the transaction without regard to our common share price. Based on the then current market value of our stock at $0.06 per share, the price paid was $635,208 or $4.21 dollars per barrel of oil (Bbl). Through this transaction, the Company increased its reserve base by approximately 151,000 Bbls of (1P) proven reserves. The acquisition will be effective October 1, 2015 for all purposes. Concurrently with the purchase, Jovian agreed to assign to Rockdale all rights to be the operator of the SUDS unit under a standard operating agreement.

On September 23, 2015, our Board of Directors agreed to issue Mr. Zel C. Khan, the Chief Executive Officer and President of the Company, 1,000,000 shares of Rockdale’s restricted common stock in consideration for entering into the employment agreement as described above under “Employment Agreements”.

On September 23, 2015, the Board of Directors agreed to pay:

(a)
Leo B. Womack, the Chairman of the Board of Directors of the Company, $4,000 per month in consideration for his services on the Board of Directors, and to grant him an option to purchase 1 million shares of the Company’s common stock at an exercise price of $0.06 per share, which vests on January 1, 2016, and is exercisable for 36 months thereafter; and

(b)
Lee Lytton and Joel Oppenheim, members of the Board of Directors, each $2,000 per month in consideration for their service on the Board of Directors, and to grant each of them an option to purchase 500,000 shares of the Company’s common stock at an exercise price of $0.06 per share, which vest on January 1, 2016, and are exercisable for 36 months thereafter (collectively with the options granted to Mr. Womack as described above, the “Director Options”);

(c)
Provided that the cash fees due to the directors as described above shall only be payable out of 10% of the positive cash flow (if any) of the Company as of any fiscal quarter (“Positive Cash Flow”), and any other fees due such directors shall accrue until such time as the Company has Positive Cash Flow.

Effective October 1, 2015, all five (5) employees of Jovian became employees of the Company and the Company became operator of all properties acquired pursuant to the Purchase Agreement.

On November 4, 2015, we acquired a 15% net working interest in the “Twin Lakes San Andres Unit” or “TLSAU” field located in Chavez County, New Mexico (the “Net Working Interest”) and all operating equipment on the field, pursuant to the terms of a Memorandum of Agreement between the Company and Blue Sky NM, Inc. (“BSNM”), which was dated November 4, 2015 (the “Purchase Agreement”).

The total purchase price for the acquisition of the Net Working Interest and equipment rights was $196,875. The Company paid $50,000 in cash to BSNM and executed a Promissory Note for the remaining balance ($146,875) (the “Note”). The Note is due on or before December 31, 2015, accrues interest at the rate of 10% per annum and the repayment of the Note is secured by 1,000,000 shares of restricted common stock of the Company. The Company also has the right to a one-time extension of the maturity date of the note (extending the maturity date for 180 days) if we issue BSNM 500,000 additional shares of restricted common stock.

In connection with the acquisition we were also required to place necessary bonds with the New Mexico Energy Department, not to exceed $400,000 in value.

The Company will become the new operator of the field effective November 15, 2015.

TLSAU is 45 miles from Roswell, New Mexico and consists of 4,864 acres with 130 wells of which only 6 are currently online. The last independent reserve report was prepared in November 2013 by American Energy Advisors, Inc. and reflects approximately 2.8 million barrels of proven oil reserves for 100% interest. However, the Company has engaged a TBPE Registered engineering firm to prepare an updated, independent reserve report for the field and it will be included in the 2015 10-K filing.

The Company also acquired an Installment Promissory Note with a face value of $1.3 million from BSNM on November 4, 2015, who had previously purchased the note from the Bankruptcy Trustee appointed by the United States Bankruptcy Court for the district of New Mexico, in connection with the Bankruptcy of Orbit Petroleum, Inc., pursuant to the terms of a Memorandum of Agreement between the Company and BSNM, dated November 4, 2015. The note originally issued in September 2010, evidences amounts due from Canyon E&P Company to the Bankruptcy Trustee (now us pursuant to the acquisition), which are past due and in default and currently accrue interest at the rate of 10% per annum. The note is secured by a significant amount of surface equipment and several mineral leases, including the TLSAU lease noted above. The note was purchased for total consideration of six million shares of Rockdale Resources unregistered restricted common stock.

Review, Approval and Ratification of Related Party Transactions

Given our small size and limited financial resources, we have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officers, directors and significant stockholders. However, all of the transactions described above were approved and ratified by the Board of Directors and one or more officers of the Company. In connection with the approval of the transactions described above, the Board of Directors took into account several factors, including its fiduciary duty to the Company; the relationships of the related parties described above to the Company; the material facts underlying each transaction; the anticipated benefits to the Company and related costs associated with such benefits; whether comparable products or services were available; and the terms the Company could receive from an unrelated third party.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file reports of their ownership of, and transactions in, our common stock with the SEC and to furnish us with copies of the reports they file. Based solely upon our review of the Section 16(a) filings that have been furnished to us, we believe that all filings required to be made under Section 16(a) during 2014 were timely made, except that David Baker, a greater than 10% stockholder of the Company, inadvertently failed to timely report, three transactions on Form 4; Matthew Ferguson, a former director of the Company, inadvertently failed to timely report, two transactions on Form 4; Marc Spezialy, a former director and officer of the Company, inadvertently failed to timely report, two transactions on Form 4; Leo Womack, our director, inadvertently failed to timely file a Form 3 in connection with his appointment as a member of the Board of Directors and inadvertently failed to timely report three transactions on Form 4; and Lee H. Lytton failed to timely file a Form 3 in connection with his appointment as a member of the Board of Directors of the Company.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, five directors are to be elected to hold office until the 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Board of Directors has selected, the following nominees for election: Leo Womack, Zel C. Khan, Lee H. Lytton, Joel Oppenheim and Quinten Beasley. Mr. Womack, Mr. Lytton and Mr. Oppenheim are current directors of the Company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his duties and responsibilities effectively and is committed to serving the Company and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our directors that led the Board, as of the date of this proxy statement, to its conclusion that such director should serve as a director of the Company. Director nominee ages set forth below are as of March 15, 2016.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

Leo Womack (Age 73)
DIRECTOR SINCE AUGUST 2014

Leo Womack has over 40 years of experience in advising and serving as a Director of small micro-capitalization public and private companies. Mr. Womack has been the President of Gulf Equities Realty Advisors, Inc., a diversified real estate portfolio management company, since 1986. He has been the Chairman of Fairway Medical Technologies, Inc., a medical device company and a portfolio company of the Baylor College of Medicine Venture Fund since 1996. From 1969 to 1978, he was the managing partner of a local and later national CPA firm. He has served on the Board and as Chairman of the Houston Angel Network and on National Committees of the Angel Capital Association. He currently serves as audit committee chair and Director of HII Technologies, Inc. (OTCQB:HIIT). Prior to its acquisition by ITT in 2010, he served as a board member and the audit committee chair for OI Corporation (NASDAQ:OICO). Mr. Womack earned a Bachelor of Business Administration in Accounting from Texas A&M University-Kingsville in 1965 and holds a Series 7 Securities License.

Director Qualifications:

We concluded that Mr. Womack should serve as our director based on his experience guiding small companies’ growth. His wealth of knowledge in Corporate Finance and many years serving as director on other public companies gives Mr. Womack a unique perspective on our Board that we believe will help grow the Company.

Lee H. Lytton (Age 73)
DIRECTOR AND CORPORATE SECRETARY SINCE DECEMBER 2014

Lee H. Lytton is a currently a tenured professor at St. Mary’s Law School in San Antonio where he has taught Oil and Gas Law as well as Texas Land and Title courses for the last 26 years. Prior to that Mr. Lytton was a founding partner in a South Texas Oil and Gas Operating Company for 10 years after leaving the FBI as a Special Agent. He was admitted to the Texas Bar and practiced law as an Assistant District Attorney early in his career. Mr. Lytton serves on the Board of the South Texans’ Property Rights Association as a result of his family’s historical standing as a prominent South Texas ranching family.

Director Qualifications:

We concluded that Mr. Lytton should serve as our director based on his years of experience as a tenured professor in Oil and Gas Law and many years as an Oil and Gas Operator. He brings a wealth of knowledge to the Board through years of experience focused on Oil and Gas.

Zel C. Khan (Age 42)
CEO AND PRESIDENT SINCE MARCH 1, 2015

Zel C. Khan is an oilfield operator with over 30 years of experience in the Oil & Gas industry. He has successfully operated, both on and offshore, in Texas, Oklahoma, New Mexico and California. He has established a reputation for reducing operating costs on various projects, including a former ConocoPhillips offshore facility located in deep water Gulf of Mexico. Mr. Khan holds an MBA from Chapman University, California.

Director Qualifications:

We concluded that Mr. Khan should serve as our director based on his years of experience in Oil & Gas Operations. He has shown great leadership skill and professionalism, since taking over the role as CEO and President. He is an integral part of the Company offering a vision for growing the Company in the next few years.

Joel Oppenheim (Age 72)
DIRECTOR SINCE JUNE 2015

Joel Oppenheim has owned and operated the Oppenheim Group since 1991. The Oppenheim Group is a real estate consulting firm that has represented multiple Fortune 10 and Fortune 100 Companies on their commercial real estate needs throughout the United States. Since 2014, he began concentrating on the Oppenheim Group’s investment portfolio including several successful oil and gas investments both in Texas and California. Mr. Oppenheim is a licensed Commercial Real Estate Broker in Texas and graduated from City College of New York - Bernard Baruch School of Business, with a degree in accounting.

Mr. Oppenheim has been an active member of the Houston Angel Network since 2009. He has successfully started and sold numerous businesses throughout his career, including some of the most successful restaurants and clubs in Houston.

Director Qualifications:

We concluded that Mr. Oppenheim should serve as our director based on his years of experience in contract negotiation, construction and finance. Throughout his career, he has shown great knowledge; skill and professionalism, which we believe will help guide our future operations.

Quinten Beasley (Age 41)

Mr. Quinten Beasley has over 20 years’ experience in project management, market analysis, and brand development for several domestic and international start-up companies. In 2001, he became founder of Products and Spaces Inc., a company that specializes in evaluating start-up projects from simple household accessories to residential and commercial developments. In 2006, Mr. Beasley became VP of Business Development for Jovian Petroleum Corporation, an oil and gas company, which is a current significant stockholder of the Company, and evaluated several oil projects in the USA and Canada. Mr. Beasley coordinated fund raising efforts, provided strategic analysis and planning, and operational analysis for projects undertaken by Jovian.

Director Qualifications:

We concluded that Mr. Beasley should serve as our director based on his business experience in all aspects of evaluating oil projects, strategic analysis and planning as well as operational analysis qualifies him to serve as a Director advising the Board in all maters within his areas of expertise. We believe that his unique skillset will make him a valuable asset to the growth of our Company going forward.

What Vote Is Required To Elect the Director Nominees?

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the Annual Meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws, the Board has set the number of directors that shall constitute the Board at five. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2
APPROVAL OF THE PLAN OF CONVERSION DATED JANUARY 15, 2015,
PURSUANT TO WHICH OUR CORPORATE JURISDICTION WILL BE CHANGED FROM
THE STATE OF COLORADO TO THE STATE OF TEXAS AND OUR NAME WILL CHANGE TO “PETROLIA ENERGY CORPORATION”

Our Board of Directors has unanimously approved a change in our jurisdiction of incorporation from Colorado to Texas through a process known as a conversion under Colorado and Texas corporate law (the “Conversion”), pursuant to the terms and conditions of the Plan of Conversion dated January 15, 2015, which was approved by the Board of Directors on January 15, 2015, a copy of which is attached hereto as Appendix A. As described below, the Conversion of the Company to Texas, includes the adoption of a new charter and Bylaws. Further, our Board of Directors has determined that the terms of the Plan of Conversion by which the Conversion will be effected are fair to, and in the best interests of, the Company and our stockholders. For the reasons discussed below, the Board of Directors recommends that the stockholders vote “FOR” approval of the Plan of Conversion and the Conversion. Approval of the Plan of Conversion and Conversion also will constitute approval of a new certificate of formation and the new Bylaws, each substantially in the form attached to the Plan of Conversion (which is attached hereto as Appendix A) as Exhibits 3 and 4 (provided the Company reserves the right to revise and update such forms of documents as necessary in connection with comments received from filing authorities and order to comply with applicable Texas law), respectively and a change in our name from “Rockdale Resources Corporation” to “Petrolia Energy Corporation” for the reasons described below. For purposes of the discussion below, the Company, before and after the Conversion, is sometimes referred to as “Rockdale-Colorado” and “Rockdale-Texas,” respectively.

If the stockholders approve the Plan of Conversion and the Conversion contemplated thereby at the Annual Meeting, we intend to file a Statement of Conversion with the Secretary of State of Colorado and a Certificate of Conversion with the Secretary of State of Texas, in substantially the form attached as Exhibits 1 and 2, respectively, of the Plan of Conversion (which is attached as hereto as Appendix A)(provided the Company reserves the right to revise and update such forms of documents as necessary in connection with comments received from filing authorities and in order to comply with applicable Colorado and Texas law).

Our corporate affairs currently are governed by Colorado law, the provisions of our Articles of Incorporation, as amended, and the Bylaws of Rockdale-Colorado. Copies of these Articles of Incorporation and Bylaws are included as exhibits to our filings with the SEC and are available for inspection during regular business hours at the principal executive offices of the Company. Copies will be sent to stockholders upon request. If the Conversion is approved at the Annual Meeting and effected, our corporate affairs will be governed by Texas law and the provisions of the Certificate of Formation and the Bylaws of Rockdale-Texas. Although the Certificate of Formation and Bylaws of Rockdale-Texas contain many similar provisions from the Articles of Incorporation and Bylaws of Rockdale-Colorado, they do include certain provisions that are different from the provisions contained in the current Articles of Incorporation, as amended, the Bylaws, and under Colorado Law. Further, as part of the Conversion we will (a) increase the amount of the Company’s authorized, but unissued shares of common stock from the 50,000,000 shares that are currently authorized for issuance pursuant to the Rockdale-Colorado Articles of Incorporation, as amended, to a total of 150,000,000 shares of common stock that are authorized for issuance in the Certificate of Formation of Rockdale-Texas (the “Increase In Authorized Shares”); and (b) affect a change in our name from “Rockdale Resources Corporation” to “Petrolia Energy Corporation” (the “Name Change”). The background and reasons why the Company seeks to increase the number of authorized shares of common stock, the effects of such increase, the potential for future dilutive transactions, and the possible anti-takeover implications of such increase are described in Proposal 3, “Approval of an Increase in the Number of Authorized Shares of Common Stock”, beginning on page 36, below. See also “Material Differences of the Rights of Our Stockholders After the Change of Our Corporate Jurisdiction—Comparison of Stockholder Rights Before and After the Conversion” below for a discussion of some similarities and important differences in the rights of our stockholders before and after the Conversion. We plan to change our corporate name solely because the name “Rockdale Recourses” is already in use in Texas as described in greater detail below under “—Reasons for the Name Change”, beginning on page 22.

Our principal office location and officers are located in Texas, and our main assets are located in Texas and Oklahoma. Our officers and directors have more experience with Texas law than Colorado law. Additionally, Colorado law includes certain provisions (as described in greater detail below) which make it more burdensome, costly and difficult for Colorado corporations versus corporations organized elsewhere, for example Texas, to take certain actions. For these and other reasons, our management believes it is in our best interests to change our corporate domicile to Texas in connection with the Conversion. See also “—Reasons for the Conversion” below, beginning on page 22.

Upon filing the Statement of Conversion with the Secretary of State of Colorado and the Certificate of Conversion and Certificate of Formation with the Secretary of State of Texas, we will be converted into a Texas corporation and will be governed by the laws of the State of Texas. The assets and liabilities of Rockdale-Texas immediately after the Conversion will be identical to the assets and liabilities of Rockdale-Colorado immediately prior to the Conversion. The officers and directors of Rockdale-Colorado immediately before the Conversion becomes effective will be the officers and directors of Rockdale-Texas. The change of our corporate jurisdiction will not result in any material change to our business and will not have any effect on the relative equity or voting interests of our stockholders. Each previously outstanding share of our common stock will become one share of common stock of Rockdale-Texas.  The name of the Company will also change from “Rockdale Resources Corporation” to “Petrolia Energy Corporation”.

The Conversion is described in greater detail under the section titled “—Conversion to Texas”.

Regulatory Approvals

In order for our company to carry out the Conversion, it will be necessary for us to comply with the provisions of the corporate law of the Colorado Business Corporation Act (“CBCA”) and the Texas Business Organizations Code (“TBOC”). Under the CBCA, a Colorado corporation is required to obtain approval from the holders of a majority of its issued and outstanding shares in order to carry out a conversion.

If our stockholders adopt the Plan of Conversion and approve the Conversion, then we intend to file a Statement of Conversion with the Secretary of State of Colorado and a Certificate of Conversion with the Secretary of State of Texas. Upon the filing of the Statement of Conversion and Certificate of Conversion (along with the filing of the Certificate of Formation with the Secretary of State of Texas), we will continue as a Texas corporation.

Comparative Rights of Stockholders

You will continue to hold the same shares you now hold following the Conversion from Colorado to Texas. However, the rights of stockholders under the CBCA differ in certain ways from the rights of stockholders under the TBOC. See the section titled “Material Differences of the Rights of Our Stockholders After the Change of Our Corporate Jurisdiction”, beginning on page 24, below.

Dissenters’ Rights

Holders of shares of our common stock who do not vote in favor of the adoption of the Plan of Conversion and the Conversion and who properly demand payment for their shares may be entitled to dissenters’ rights in connection with the Conversion under Sections 7-113-101 through 7-113-302 of the CBCA. We will require strict compliance with the statutory procedures. A copy of the relevant provisions of the CBCA is attached as Appendix B to this proxy statement. A more comprehensive discussion of dissenters’ rights is set out in the section titled “Dissenters’ Rights”, beginning on page 33.

CONVERSION TO TEXAS

Overview of the Conversion

On January 15, 2015, our Board of Directors determined that it would be in the best interest of our company to change our corporate jurisdiction from the State of Colorado to the State of Texas and in connection therewith approved our entry into a Plan of Conversion a copy of which is attached as Appendix A.

If our stockholders approve the Plan of Conversion and the Conversion to be effected thereby, we intend to file a Statement of Conversion with the Secretary of State of Colorado and a Certificate of Conversion with the Secretary of State of Texas. Upon the filing of the Statement of Conversion and Certificate of Conversion (together with a Certificate of Formation to be filed with the Secretary of State of Texas), we will continue as a Texas corporation. The assets and liabilities of Rockdale-Texas immediately after the Conversion will be identical to the assets and liabilities of Rockdale-Colorado immediately prior to the Conversion. The officers and directors of Rockdale-Colorado immediately before the Conversion becomes effective will be the officers and directors of Rockdale-Texas. The change of our corporate jurisdiction will not result in any material change to our business and will not have any effect on the relative equity or voting interests of our stockholders. Each previously outstanding share of our common stock will become one share of common stock of Rockdale-Texas. The name of the Company will also change from “Rockdale Resources Corporation” to “Petrolia Energy Corporation”.

The change of our corporate jurisdiction will result in changes in the rights and obligations of our current stockholders under applicable corporate laws. A detailed discussion of these differences is set forth under the section titled “Material Differences of the Rights of our Stockholders after the Change of our Corporate Jurisdiction” below, beginning on page 24.

Principal Terms of the Conversion

The Plan of Conversion provides that, at the effective time of the Conversion, Rockdale-Colorado will be converted into Rockdale-Texas. At the effective time of the Conversion, the Certificate of Formation and Bylaws of Rockdale-Texas, in substantially the forms attached as Exhibit 3 and 4, respectively, to the Plan of Conversion, which is attached hereto as Appendix A, will replace the Articles of Incorporation and Bylaws of Rockdale-Colorado and the name of Rockdale-Colorado will change to “Petrolia Energy Corporation”.

Effective Time of the Conversion

The Plan of Conversion provides that, as promptly as practicable after the approval of the Plan of Conversion by our stockholders, we will file the Statement of Conversion with the Secretary of State of Colorado and the Certificate of Conversion with the Secretary of State of Texas. The Plan of Conversion provides that the effective date and time of the Conversion will be the date and time on and at which the Conversion becomes effective under the laws of Colorado or the date and time on and at which the Conversion becomes effective under the laws of Texas, whichever occurs later.

Conditions to Effectuating the Conversion

The Plan of Conversion is subject to: (i) approval by our stockholders, and (ii) stockholders holding no more than an aggregate of ten percent (10%) of our shares of common stock exercising their dissenters’ rights.

Manner and Basis of Converting Shares of Common Stock

At the effective time of the Conversion, each share of our common stock, with a par value of $0.001 per share, issued and outstanding immediately before the effective time of the Conversion will, by virtue of the Conversion and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and non-assessable share of common stock, with a par value of $0.001 per share, of Rockdale-Texas.

Manner and Basis of Converting Warrants, Options and Other Rights

At the effective time of the Conversion, each warrant, option or other right to acquire shares of our common stock that is or was outstanding immediately before the effective time of the Conversion will, by virtue of the Conversion and without any action on the part of the holder thereof, be converted into and become a warrant, option or right, respectively, to acquire, upon the same terms and conditions, the number of shares of common stock of Rockdale-Texas that such holder would have received had such holder exercised such warrant, option or right, respectively, in full immediately before the effective time of the Conversion (whether or not such warrant, option or right was then exercisable) and the exercise price per share under each such warrant, option or right, respectively will be equal to the exercise price per share thereof immediately before the effective time of the Conversion, unless otherwise provided in the instrument or agreement granting such warrant, option or right, respectively.

Effect of the Conversion

At the effective time of the Conversion, Rockdale-Colorado will cease to exist as a Colorado corporation, and the title to all real estate vested by deed or otherwise under the laws of any jurisdiction, and the title to all other property, real and personal, owned by Rockdale-Colorado, and all debts due to Rockdale-Colorado on whatever account, as well as all other things in action or belonging to Rockdale-Colorado immediately before the Conversion, will be vested in Rockdale-Texas, without reservation or impairment. Rockdale-Texas will have all of the debts, liabilities and duties of Rockdale-Colorado, and all rights of creditors accruing and all liens placed upon any property of Rockdale-Colorado up to the effective time of the Conversion will be preserved unimpaired, and all debts, liabilities and duties of Rockdale-Colorado immediately before the Conversion will attach to Rockdale-Texas and may be enforced against it to the same extent as if it had incurred or contracted such debts, liabilities and duties. Any proceeding pending against Rockdale-Colorado may be continued as if the Conversion had not occurred or Rockdale-Texas may be substituted in the proceeding in place of Rockdale-Colorado. The name of the Company will also change from “Rockdale Resources Corporation” to “Petrolia Energy Corporation”.

Amendment

Our Board of Directors may amend the Plan of Conversion at any time before the effective time of Conversion, provided, however, that an amendment made subsequent to the approval of the Conversion by our stockholders must not (a) alter or change the manner or basis of exchanging a stockholder’s shares of Rockdale-Colorado for a stockholder’s shares, rights to purchase a stockholder’s shares, or other securities of Rockdale-Texas, or for cash or other property in whole or in part or (b) alter or change any of the terms and conditions of the Plan of Conversion in a manner that adversely affects our stockholders.

Termination

At any time before the effective time of the Conversion, the Plan of Conversion may be terminated and the Conversion may be abandoned by the Board of Directors of Rockdale-Colorado, notwithstanding approval of the Plan of Conversion by our stockholders. We anticipate that the Plan of Conversion will be terminated if the proposed Conversion is not approved by our stockholders at the Special Meeting.

Reasons for the Conversion

Because the Company’s headquarters and its principal operations, management and employees are located in Texas, the Company’s status as a Colorado corporation physically located in Texas requires the Company to comply with reporting and tax obligations in both Colorado and Texas. Colorado’s corporate income tax system consists of a flat rate of 4.63% of income. Texas requires all Texas registered entities, and any entities which “transact business”, in Texas to register with the State and to pay franchise taxes. The amount of such tax is generally the greater of the tax on net taxable capital or net taxable earned surplus. Taxable capital is a corporation’s stated capital (capital stock) plus surplus. Surplus means the net assets of a corporation minus its stated capital. The tax rate on taxable capital is 0.25 percent per year. Earned surplus includes the corporation’s federal net taxable income, plus compensation paid to officers and directors of the corporation. The tax rate on earned surplus is 4.5 percent. Corporations that owe less than $100 do not pay any tax. In addition, corporations will not owe any tax if the gross receipts from their entire business for both taxable capital and taxable earned surplus are each less than $150,000 during the period upon which the tax is based. As we “transact business” in Texas, we are required to pay franchise tax in Texas whether or not we are domiciled in Texas; however, in the event we are not domiciled in Colorado, we will not be required to pay any Colorado corporate income tax.

The Company does not conduct any operations in Colorado and does not anticipate doing so in the future. The Company does not conduct any operations in any state in the United States other than Texas and Oklahoma. Thus, the Company does not believe it receives any material financial benefit as a result of being incorporated in Colorado. The Company also considered its relatively small capitalization and its desire to cut unnecessary costs. If the proposed reincorporation is implemented, Rockdale-Texas would benefit from a recurring reduction in taxes compared to Rockdale-Colorado because Rockdale-Texas would no longer have an income tax obligation in Colorado. In addition, since the Company is headquartered in Texas and conducts its primary operations in Texas, the application of Texas corporate laws will be advantageous to the operations and management of the Company.

Furthermore, incorporation in Colorado subjects the Company to the jurisdiction and venue of federal and state courts in Colorado in possible litigation, even though it has no management, employees, or operations there. Colorado courts typically require the retention of Colorado counsel in proceedings there in addition to the Company’s Texas counsel. The Company believes the risk of this potential expense and other hurdles of litigation conducted far from its Houston offices is unwarranted.

The Company believes that the Texas legislature has demonstrated a willingness to maintain modern and effective corporation laws to meet changing business needs. The Company does not believe there is significant risk to the Company or its stockholders if the Company is governed under Texas corporate law rather than Colorado corporate law. Additionally, the Company regards certain aspects of Colorado law more uncertain than their Texas equivalents, especially in connection with the areas of oil and gas exploration and liability, as Texas generally has a longer and more detailed history of case law on such matters. While there are some advantages under Colorado corporate law to being a Colorado corporation, there are also advantages under Texas corporate law to being a Texas corporation. The Company believes that, on balance, the impact on the Company of implementing the Conversion from a corporate law perspective will be neutral to the Company and its stockholders.

In preparing the Texas Certificate of Formation and Bylaws that will govern Rockdale-Texas in the event this proposal is approved by the stockholders, the Company attempted to mirror as closely as possible the stockholder voting thresholds that are currently in effect for Rockdale-Colorado. In some instances, Texas law does not allow for identical voting thresholds, and in those cases the Company attempted to approximate the stockholder voting thresholds under Colorado law as nearly as possible.

We have provided a discussion of additional differences between the Colorado and Texas corporate laws below under the heading “Comparison of Stockholder Rights Before and After the Conversion.”

Reasons for the Name Change

We plan to change our corporate name solely because the name “Rockdale Recourses” is already in use in Texas.  Specifically, under Section 5.053 of the TBOC, a filing entity cannot have a name that is the same as or deceptively similar to a filing entity, foreign filing entity, name reservation, or name registration filed with the Secretary of State of Texas. Furthermore, a filing entity cannot have a name that is similar to an existing name on file with the Secretary of State of Texas unless the existing entity consents in writing to the use of the similar name.  As there are already entities registered with the Secretary of State of Texas which have names that are similar to “Rockdale Resources”, which we have not received consents from and do not believe we would be able to receive consents from, we have chosen instead to change our name to “Petrolia Energy Corporation” in connection with and pursuant to the Conversion.  As the Name Change is a required term and condition of the Conversion and because in the event the Conversion was not approved by Stockholders or for some reason did not proceed, we would not proceed with the Name Change (as there would be no reason to do so), stockholders have not been asked to vote separately on the Conversion and the Name Change.

No Change in Business, Jobs, Physical Location, Etc.

The Conversion will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading “—Comparison of Stockholder Rights Before and After the Conversion.” The Conversion will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of Texas, assets, liabilities or net worth (other than as a result of the costs incident to the Conversion and the Colorado tax savings discussed above). Our management, including all directors and officers, will remain the same in connection with the Conversion and will have identical positions with Rockdale-Texas. To the extent the Conversion will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Conversion. If a material consent cannot be obtained, the Company, in the discretion of the Board of Directors, may not proceed with the Conversion. The Conversion will not otherwise affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of Rockdale-Texas as a Texas corporation.

Corporate Law Requirements

In order for us to carry out the Conversion, it will be necessary for us to comply with the provisions of the CBCA and the TBOC.

The CBCA allows a corporation that is incorporated under Colorado corporate law to convert into a foreign entity pursuant to a Conversion approved by the stockholders of the Colorado corporation. Pursuant to the CBCA, our Board of Directors has adopted the Plan of Conversion attached as Appendix A to this proxy statement.
If holders of a majority of the voting power of our stockholders vote to approve the Plan of Conversion, we intend to file a Statement of Conversion with the Colorado Secretary of State and the Certificate of Conversion with the Secretary of State of Texas. After we file the Statement of Conversion and pay the Colorado Secretary of State all prescribed fees, and we comply with all other requirements, the Conversion will become effective in accordance with Colorado corporate law.

As we are proposing to convert into a Texas corporation, we must also comply with the applicable provisions of the TBOC in order to successfully complete the Conversion.

A foreign entity is permitted to convert into a Texas corporation by filing with the Texas Secretary of State a Certificate of Conversion. We expect that our Conversion into Texas will be effective on the date and time that the Certificate of Conversion, in substantially the form of which is attached as Exhibit 2 to the Plan of Conversion, which is attached as Appendix A hereto, is filed with the Texas Secretary of State, together with the Certificate of Formation in substantially the form attached as Exhibit 1 to the Plan of Conversion, assuming we provide the Texas Secretary of State with any records and information it may require.

If the Conversion is approved by our stockholders, we expect to file the Statement of Conversion and Certificate of Conversion promptly.

Description of Our Securities after the Conversion

Upon completion of the Conversion, we will be authorized to issue 150,000,000 shares of common stock, par value $0.001.

The holders of our common stock will be entitled to receive notice of and to attend and vote at all meetings of the stockholders of Rockdale-Texas and each share of common stock confers the right to one vote in person or by proxy at all meetings of the stockholders of Rockdale-Texas. The holders of our common stock, subject to the prior rights, if any, of any other class of shares of Rockdale-Texas, are entitled to receive such dividends in any financial year as our Board of Directors may by resolution determine. In the event of the liquidation, dissolution or winding-up of Rockdale-Texas, whether voluntary or involuntary, the holders of our common stock are entitled to receive, subject to the prior rights, if any, of the holders of any other class of shares of Rockdale-Texas, the remaining property and assets of Rockdale-Texas. Our common stock does not carry any pre-emptive, subscription, redemption or conversion rights, nor do they contain any sinking or purchase fund provisions.

Recommendation of the Board of Directors

Our Board of Directors recommends that you vote “FOR” the approval of the Plan of Conversion and the Conversion contemplated thereby.

MATERIAL DIFFERENCES OF THE RIGHTS OF OUR STOCKHOLDERS AFTER THE CHANGE OF OUR CORPORATE JURISDICTION

Comparison of Stockholder Rights Before and After the Conversion

The Conversion will effect some changes in the rights of the Company’s stockholders. This is as a result of differences between the CBCA and the TBOC, as well as differences between each of the Company’s charter documents before and after the Conversion. Summarized below are the most significant differences between the rights of the Company’s stockholders before and after the Conversion. The differences between the current Colorado Articles of Incorporation and Bylaws and the proposed Certificate of Formation of Rockdale-Texas and Bylaws, as relevant to such rights, are noted within this summary. The summary below is not intended to be relied upon as an exhaustive list of all the differences or a complete description of the differences resulting from the Conversion. Furthermore, this summary is qualified in its entirety by reference to the CBCA, the Company’s existing Colorado Articles of Incorporation and Bylaws, the TBOC, and the Company’s proposed Certificate of Formation of Rockdale-Texas and Bylaws.

Subject Matter	Colorado Law and Rockdale-Colorado’s Governing Documents	Texas Law and Rockdale-Texas’s Governing Documents
Corporate Name	“Rockdale Resources Corporation”	“Petrolia Energy Corporation”
Authorized Capital Stock
Rockdale-Colorado is authorized to issue 50,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.10 per share, with such classes and preferences as the Board of Directors may determine from time to time.

As of the Record Date, Rockdale-Colorado had 42,339,957 shares of common stock and no shares of preferred stock issued and outstanding.

Rockdale-Texas will be authorized to issue 150,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.10 per share, with such classes and preferences as the Board of Directors may determine from time to time.

Following the Conversion (and assuming no additional shares of common stock or preferred stock are issued after the Record Date and prior to the effective date of the Conversion), Rockdale-Texas will have 42,339,957 shares of common stock and no shares of preferred stock issued and outstanding.

The background and reasons why the Company seeks to increase the number of authorized shares of common stock, the effects of such increase, the potential for future dilutive transactions, and the possible anti-takeover implications of such increase are described in Proposal 3, “Approval of an Increase in the Number of Authorized Shares of Common Stock”, beginning on page 36, below.

Business Combination Statute
The CBCA does not contain provisions designed to deter takeovers of public companies, such as a “fair price” statute, “business combination” statute, “control share acquisition” statute or “cash-out” statute.

The TBOC prohibits specific mergers, sales of assets, reclassifications and other transactions between a Texas public corporation and an “affiliated stockholder” for a period of three years after the date the stockholder obtained “affiliated shareholder” status.

“Affiliated shareholder” is defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding stock of a Texas public corporation for a period of three years following the shareholder acquiring shares representing 20% or more of the corporation’s voting power.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder, (ii) two-thirds (or a higher if specified in the certificate of formation) of the unaffiliated shareholders approve the transaction at a meeting held no earlier than six months after the shareholder acquires that ownership, or (iii) if the affiliated shareholder was an affiliated shareholder before December 31, 1996, and continued as such through the date of the transaction.

Neither our proposed Certificate of Formation nor our proposed Texas Bylaws contain any provision expressly providing that we will not be subject to the TBOC business combination statutes. The TBOC business combination statutes may have the effect of inhibiting a non-negotiated merger or other business combination involving our company, even if that event would be beneficial to our stockholders.

Subject Matter	Colorado Law and Rockdale-Colorado’s Governing Documents	Texas Law and Rockdale-Texas’s Governing Documents
Sales, Leases, Exchanges or Other Dispositions
Under the CBCA, a Colorado corporation may, as authorized by its bylaws or by the board of directors: (a) Sell, lease, exchange, or otherwise dispose of any or all of its property in the usual and regular course of business; (b) Mortgage, pledge, dedicate to the repayment of indebtedness, whether with or without recourse, or otherwise encumber any or all of its property whether or not in the usual and regular course of business; or (c) Transfer any or all of its property to a domestic corporation all the shares of which are owned, directly or indirectly, by the corporation.

However, a corporation may only sell, lease, exchange, or otherwise dispose of all, or substantially all, of its property, with or without its good will, other than in the usual and regular course of business on the terms and conditions and for the consideration determined by the board of directors, if the board of directors proposes and the stockholders entitled to vote, or each voting group of stockholders entitled to vote separately on the transaction, approve such transaction by a majority of all the votes entitled to be cast on the transaction or by the consent of that voting group.

Generally, the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least two-thirds of the outstanding shares entitled to vote. No such approval is required, however, if the transaction is made in the usual and regular course of business.

The proposed Certificate of Formation of Rockdale-Texas contains a provision setting the approval threshold for the sale of all or substantially all of our assets at a majority of the outstanding shares.

Standard Voting Rights
Under Colorado law, other than for the appointment of directors (which follows plurality voting) or the vote for action which pursuant to applicable law, the Articles of Incorporation or the Bylaws requires a greater vote, if the votes cast favoring an action exceed the votes cast opposing the action, at a shareholders’ meeting of the Company at which a quorum is present, such action is approved by the shareholders.

Under Texas law and the Certificate of Formation and Bylaws for Rockdale-Texas, other than for the appointment of directors (which follows plurality voting) or the vote for action which pursuant to applicable law, the Certificate of Formation or the Bylaws requires a greater vote, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of the Company at which a quorum is present is the act of the shareholders.

Voting Rights With Respect To Extraordinary Corporate Transactions
Unless the corporation’s articles of incorporation or bylaws require a greater vote, mergers, share exchanges and conversions generally require the approval of a majority of the outstanding voting shares of the corporation. However, approval by the stockholders of the surviving corporation to a merger is not required if: (i) the merger does not amend or alter, in any way the articles of incorporation of the surviving corporation; (ii) each share outstanding immediately prior to the merger remains outstanding after the merger, and, is otherwise identical in every way; (iii) the number of voting shares that are issued or are issuable as a result of the merger is less than or equal to 20% of the total number of voting shares of the surviving corporation outstanding immediately prior to the merger; (iv) the number of shares entitled to participate on distributions of the corporation that are issued or are issuable as a result of the merger is less than or equal to 20% of the number of participating shares of the surviving corporation outstanding immediately prior to the merger.

Unless the corporation’s articles of incorporation or bylaws require a greater vote, share exchanges generally require the approval of a majority of all of the outstanding voting shares of the corporation and a majority of the outstanding shares of each class to be included in the share exchange.

Under Texas law, any merger with a third party, subject to certain limited exceptions, requires approval by two-thirds of the outstanding shares entitled to vote unless a different threshold, not less than a majority, is specified in the certificate of formation.

Share exchanges where the corporation’s securities are not being acquired do not require stockholder approval.

Under Texas law, a conversion, subject to certain limited exceptions, requires approval by two-thirds of the outstanding shares entitled to vote unless a different threshold, not less than a majority, is specified in the certificate of formation.

The proposed Certificate of Formation of Rockdale-Texas contains a provision setting the approval threshold at a majority of the outstanding shares.

Subject Matter	Colorado Law and Rockdale-Colorado’s Governing Documents	Texas Law and Rockdale-Texas’s Governing Documents
Stockholders’ Consent without a Meeting
Unless the articles of incorporation or bylaws require otherwise, any action requiring the vote of the stockholders may be taken without a meeting if all the stockholders entitled to vote consent to take the action in writing or if the articles of incorporation expressly provide that stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting consent to such action in writing. However, no action taken shall become effective until the corporation receives a writing that describes and consents to the action being taken. Any such action taken shall have the same effect as any action taken at a meeting of stockholders.

Our Colorado charter documents allow stockholder action by written consent in lieu of a meeting provided that number of votes which would be required to take the action which is the subject of the consent at a meeting at which each of the shares entitled to vote thereon were present and voted, votes to approve such action.

Under Texas law, any action that may be taken at a meeting of the stockholders may be taken without a meeting if written consent thereto is signed by all the holders of shares entitled to vote on that action. The certificate of formation of a Texas corporation may provide that action by written consent in lieu of a meeting may be taken by the holders of that number of votes which would be required to take the action which is the subject of the consent at a meeting at which each of the shares entitled to vote thereon were present and voted.

The proposed Certificate of Formation of Rockdale-Texas allows stockholder action by written consent in lieu of a meeting provided that number of votes which would be required to take the action which is the subject of the consent at a meeting at which each of the shares entitled to vote thereon were present and voted, votes to approve such action.

Special Meetings of Stockholders
Unless otherwise provided in the articles of incorporation or bylaws, a special meeting of stockholders shall be held by the corporation if called by the board of directors, the person or persons authorized by the bylaws to call a special meeting, or written demands from the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting.

Under Texas law, stockholders are guaranteed the right to call special meetings. Unless otherwise specified in the corporation’s certificate of formation, holders of not less than 10% of all of the shares entitled to vote at the proposed meeting have the right to call a special stockholders’ meeting. The certificate of formation may allow for special meetings to be called by a number of shares greater than or less than 10%, but it may not set the required number of shares above 50%. The president, board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation may also call special stockholders’ meetings.

The proposed Certificate of Formation of Rockdale-Texas sets the percentage of stockholders required to call a special meeting at 25% percent of those stockholders entitled to vote on the subject matter for which the meeting is called. The Bylaws provide that special meetings of the stockholders may also be called by the President, the Chairman of the Board, the Chief Executive Officer, or the Board of Directors pursuant to a resolution approved by a majority of the directors.

Notice and Adjournmentof Stockholders’ Meetings
The CBCA provides that notice of stockholders’ meetings be given between 10 and 60 days before a meeting. If notice is given to change the number of authorized shares, a corporation is required to give a minimum of 30 days’ notice under the CBCA.

If a stockholders meeting is adjourned, a corporation is not required to send out a new notice of meeting if the new date, time, or place is announced at the meeting before adjournment, provided that there is no change in the record date.

Under the TBOC, written notice of a meeting of stockholders is required to be given to each stockholder entitled to vote at the meeting not later than the 10th day (no later than the 21st day if the meeting is in connection with a fundamental transaction) and not earlier than the 60th day before the date of the meeting. The notice of a special meeting must contain a statement regarding the purpose or purposes of the meeting.

The proposed Certificate of Formation of Rockdale-Texas is consistent with the TBOC.

Voting by Proxy
Under the CBCA, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is only valid for eleven months from its date unless otherwise provided in the proxy.

Under the TBOC, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is only valid for eleven months from its date unless otherwise provided in the proxy.

Inspection of Books and Records
Under the CBCA, a stockholder may inspect and copy the records of the corporation if: (a) The stockholder has been a stockholder for at least three months immediately preceding the demand to inspect or copy or is a stockholder of at least five percent of all of the outstanding shares of any class of shares of the corporation as of the date the demand is made; (b) The demand is made in good faith and for a proper purpose; (c) The stockholder describes with reasonable particularity the purpose and the records the stockholder desires to inspect; and (d) The records are directly connected with the described purpose.

Under the TBOC, a stockholder may, upon written demand stating a proper purpose, inspect the books and records of a corporation if such stockholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand.

Subject Matter	Colorado Law and Rockdale-Colorado’s Governing Documents	Texas Law and Rockdale-Texas’s Governing Documents
Distributions and Dividends
Under the CBCA, a distribution is a direct or indirect transfer by a corporation of money or other property, except a corporation’s own shares, or incurrence of indebtedness by a corporation, to or for the benefit of any of its stockholders in respect of any of its shares. No distribution may be made if, after giving it effect: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Indebtedness of a corporation, including indebtedness issued as a distribution, is not considered a liability for purposes of the determinations described above if its terms provide that payment of principal and interest thereon are made only if and to the extent that payment of a distribution to stockholders could then be made under the CBCA.

Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares), or an issuance of debt, by a corporation to its stockholders in the form of: (i) a dividend on any class or series of the corporation’s outstanding shares, (ii) a purchase or redemption, directly or indirectly, of its shares, or (iii) a payment in liquidation of all or a portion of its assets.

Under the TBOC, a corporation may not make a distribution if such distribution violates its Certificate of Formation or, unless the corporation is in receivership, if it either renders the corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the corporation.

Number of Directors
The CBCA provides that the board of directors of a Colorado corporation may consist of one or more directors with the number fixed or stated in accordance with the bylaws.

The Rockdale-Colorado Articles of Incorporation and Bylaws provide that the number of directors shall be established from time-to-time by a resolution of the directors.

The TBOC provides that the board of directors of a Texas corporation may consist of one or more directors as provided in the bylaws.

The proposed Certificate of Formation of Rockdale-Texas provides the number of directors shall be established from time-to-time by a resolution of the directors or majority stockholders.

Classified Board of Directors
Colorado law permits corporations to classify their boards of directors into two or three groups. At least one-third of the total number of directors of a Colorado corporation must be elected annually.

The Rockdale-Colorado Articles of Incorporation and Bylaws do not provide for a classified Board of Directors.

The TBOC provides that the certificate of formation or bylaws of a Texas corporation may provide that all or some of the board of directors may be divided into two or three classes that include the same or a similar number of directors as each other class and that have staggered terms of office.

The proposed Certificate of Formation of Rockdale-Texas does not provide for a classified Board of Directors.

Subject Matter	Colorado Law and Rockdale-Colorado’s Governing Documents	Texas Law and Rockdale-Texas’s Governing Documents
Election and Removal of Directors
Directors are elected at the annual meeting of the stockholders. Unless otherwise provided in the articles of incorporation, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors: (a) the stockholders may fill the vacancy; (b) the board of directors may fill the vacancy; or (c) if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

Under the CBCA, the stockholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause, and only if the number of votes cast in favor of removal exceeds the number of votes cast against removal at a meeting called for the purpose of removing the director. Vacancies on the board occurring by reason of the resignation or removal of director with or without cause shall be filled only by the stockholders of the corporation or a majority of the directors then in office, although less than a quorum.

Under the TBOC, any vacancy occurring in the board of directors may, unless otherwise authorized by a corporation’s certificate of formation, fill a vacancy or a newly created vacancy in a director position only: (i) by the affirmative vote of the majority of the directors then in office, (ii) by the sole remaining director, or (iii) by the affirmative vote of the stockholders.

A directorship to be filled because of an increase in the number of directors may be filled by the stockholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the stockholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of stockholders.

The proposed Certificate of Formation of Rockdale-Texas and Bylaws are consistent with the TBOC.

Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or bylaws of a corporation, the stockholders may remove a director, with or without cause, by a vote of the holders of a majority of the shares entitled to vote at an election of the directors.

If the corporation’s directors serve staggered terms, a director may not be removed except for cause unless the certificate of formation provides otherwise.

If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors. Where a corporation’s certificate of formation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

The proposed Texas Bylaws are consistent with the existing Colorado certificate of incorporation and Bylaws on this issue and do not permit cumulative voting for directors.

Quorum of Directors
A quorum of the board of directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation’s bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. The corporation’s bylaws may provide that a quorum consists of a majority of the number of directors fixed, or no fewer than a majority of the number of directors fixed, or if no fixed number then no fewer than a majority of the number of directors in office immediately prior to the beginning of the meeting.

A quorum of the board of directors is the majority of the number of directors set or established in the manner provided by the certificate of formation or bylaws of a corporation unless the TBOC, the certificate of formation, or the bylaws require a different number or portion.

The proposed Certificate of Formation of Rockdale-Texas and Bylaws are consistent with the TBOC.

Directors’ Consent Without a Meeting
The CBCA provides that unless the bylaws require that the action be taken at a meeting, any action required or permitted at a board of directors’ meeting may be taken without a meeting if all members of the board consent to such action in writing.

Unless otherwise provided by the certificate of formation or bylaws, a written consent stating the action taken and signed by all members of the board of directors is an act of the board of directors.

The proposed Certificate of Formation of Rockdale-Texas and Bylaws are consistent with the TBOC.

Subject Matter	Colorado Law and Rockdale-Colorado’s Governing Documents	Texas Law and Rockdale-Texas’s Governing Documents
Amendments to Articles and Bylaws
Generally, amendments to the articles of incorporation under Colorado law require that either the board of directors or the holders of at least 10% of the outstanding voting shares of the corporation propose the amendment for submission to the corporation’s stockholders. Unless the CBCA, the corporation’s articles of incorporation or the corporation’s bylaws require a greater vote, the amendment to the articles of incorporation is approved if, at a stockholders meeting at which there is a valid quorum, the number of votes cast in favor of the amendment exceeds the number of votes cast in opposition to the amendment.

Under the CBCA, a corporation’s bylaws may be amended by the board of directors unless the CBCA or the corporation’s articles of incorporation provide otherwise, or the corporation’s bylaws specifically prohibit the directors from amending the bylaws. A corporation’s articles or bylaws may not limit the stockholders right to amend the corporation’s bylaws.

Under the TBOC, an amendment to the certificate of formation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.

The proposed Certificate of Formation of Rockdale-Texas provides that stockholders holding a majority of our outstanding voting securities can approve an amendment to our Certificate of Formation.

Generally, under the TBOC, the board of directors may amend, repeal or adopt a corporation’s bylaws. However, a corporation’s certificate of formation may reserve this power exclusively to a majority of the stockholders. Similarly, the stockholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw. Texas caselaw permits the corporation to increase the required threshold of stockholders necessary to amend the bylaws.

The proposed Certificate of Formation of Rockdale-Texas, allows amendments to the Bylaws by the Board of Directors or by stockholders holding a majority of our outstanding shares entitled to vote thereon.

Transactions with Officers and Directors
Under the CBCA, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable if:

(i) the material facts as to the director’s relationship or interest are disclosed or are known to the board of directors, and the board in good faith authorizes, approves, or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even if the disinterested directors are less than a quorum;

(ii) the material facts as to the director’s relationship or interest are disclosed or are known to the stockholders entitled to vote thereon, and the transaction is specifically authorized, approved, or ratified in good faith by a vote of the stockholders; or

(iii) the transaction is fair as to the corporation.

Under the TBOC, a corporation can otherwise have a valid and enforceable contract or transaction, by and between a corporation and (1) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or (2) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation: (A) is a managerial official; or (B) has a financial interest, is valid and enforceable, and is not void or voidable, notwithstanding any relationship or interest described above, if any one of the following conditions is satisfied:

(1) the material facts as to the relationship or interest and as to the contract or transaction are disclosed to or known by:

(A) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or

(B) the stockholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or

(2) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the stockholders.

The proposed Certificate of Formation of Rockdale-Texas and Bylaws are consistent with the TBOC.

Subject Matter	Colorado Law and Rockdale-Colorado’s Governing Documents	Texas Law and Rockdale-Texas’s Governing Documents
Failure to Hold an Annual Meeting of Stockholders
Colorado law provides that if a corporation fails to hold an annual meeting within the earlier of six months after the close of the corporation’s fiscal year or 15 months after the last annual meeting, a Colorado district court may order an election upon the application of any stockholders entitled to participate in the annual meeting or on application of any person who participated in a call or demand for a special meeting, if notice was not provided pursuant to a lawful demand or the special meeting was not held in accordance with the notice.

Rockdale-Colorado’s Articles of Incorporation and Rockdale-Colorado’s Bylaws did not change this statutory rule.

Under the TBOC, an annual meeting of the stockholders of a Texas corporation is required to be held at a time that is stated in or set in accordance with the corporation’s bylaws.

On the application of a stockholder who has previously submitted a written request to the corporation that an annual meeting be held, a court in the county in which the principal executive office of the corporation is located may order a meeting to be held if the annual meeting is not held or written consent instead of the annual meeting is not executed within any 13-month period.

The failure to hold an annual meeting at the designated time does not result in the winding up or termination of the corporation.

Cumulative Voting
Colorado law provides that cumulative voting shall apply in the election of directors unless the articles of incorporation specifically deny the right to cumulate votes in the election of directors.

Rockdale-Colorado had a provision denying cumulative voting rights in the election of its directors in its articles of incorporation.

Under the TBOC, a stockholder does not have the right to cumulate the stockholder’s vote in the election of directors, unless permitted by the certificate of formation.

The proposed Certificate of Formation of Rockdale-Texas and Bylaws do not allow for cumulative voting.

Limitation on Liability of Directors and Officers; Indemnification of Officers and Directors
Colorado corporate law permits corporations to provide for the elimination or limitation of director liability to the corporation or its stockholders provided that this limitation is set forth in the corporation’s articles of incorporation. However, a corporation is not permitted to eliminate or limit the liability of directors for:

(i) breaches of the duty of loyalty owed to the corporation and its stockholders;

(ii) acts or omissions not made in good faith or which involve intentional misconduct or knowing violations of law;

(iii) unlawful distributions or dividends to the corporation’s stockholders; or

(iv) any transaction in which the director derived an improper personal benefit.

Colorado corporate law provides for mandatory indemnification of directors, unless limited by the articles of incorporation, that are wholly successful in the defense of any proceeding to which the person was a party because the person is or was a director of the corporation.

Colorado corporate law further provides that corporations are permitted (but not required) to indemnify directors against liability incurred in any proceeding so long as the director:

(i) acted in good faith;

(ii) in proceedings involving conduct in an official capacity for the corporation, reasonably believed the conduct was in the corporation’s best interests, or, in other situations, reasonably believed the conduct was at least not opposed to the corporation’s best interests; and

(iii) if the proceedings are criminal, had no reasonable cause to believe the conduct was unlawful.

The TBOC permits a corporation to eliminate in its certificate of formation all monetary liability of a director to the corporation or its stockholders for conduct in the performance of such director’s duties.

The TBOC does not, however, permit any limitation of the liability of a director for: (i) a breach of the duty of loyalty to the corporation or its stockholders, (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law, (iii) a transaction from which the director obtains an improper benefit, or (iv) a violation of applicable statutes which expressly provide for the liability of a director.

The proposed Certificate of Formation of Rockdale-Texas eliminates the monetary liability of a director to the fullest extent permitted by applicable law.

The TBOC permits a corporation to indemnify a director or former director, against judgments and expenses reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith, (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

If, however, the person is found liable to the corporation, or is found liable on the basis he received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred and no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation, (ii) breach of the person’s duty of loyalty owed to the enterprise, or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

Subject Matter	Colorado Law and Rockdale-Colorado’s Governing Documents	Texas Law and Rockdale-Texas’s Governing Documents

Under the CBCA, directors may not be indemnified in actions by or in right of the corporation (derivative actions) where the director has been adjudged liable to the corporation or in any other action charging the director with deriving an improper personal benefit, where the director was adjudged liable as a result of that personal benefit.

Colorado law provides that corporations may advance expenses incurred in defending an action if (i) the director provides a written affirmation of the directors good faith belief that he met the standard of conduct necessary to be eligible for indemnification, (ii) the director provides a written undertaking to repay the advances if he is ultimately determined not to have met the necessary standard of conduct, and (iii) the corporation makes a determination that the facts do not otherwise preclude indemnification.

Rockdale-Colorado’s Articles of Incorporation and Rockdale-Colorado’s Bylaws provided that a director of Rockdale-Colorado shall not be personally liable to Rockdale-Colorado or to its shareholders for damages for breach of fiduciary duty as a director of Rockdale-Colorado or to its shareholders for damages otherwise existing for (i) any breach of the director’s duty of loyalty to Rockdale-Colorado or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) acts involving unlawful distributions; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit.

Additionally, Rockdale-Colorado’s Articles of Incorporation and Rockdale-Colorado’s Bylaws provide that Rockdale-Colorado shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expense (including, but not limited to, attorneys’ fees) incurred by reason of the fact that he is or was a director or officer of Rockdale-Colorado, he is or was serving at the request of Rockdale-Colorado as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign Rockdale-Colorado or other individual or entity or of an employee benefit plan. Rockdale-Colorado shall also indemnify any person who is serving or has served Rockdale-Colorado as director, officer, employee, fiduciary, or agent, and that person’s estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible.

The TBOC provides that a determination that indemnification is appropriate must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum, (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent and is composed solely of one or more directors who are disinterested and independent, (iii) by special legal counsel selected by majority vote under (i) or (ii) above, (iv) by the stockholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent, or (v) by a unanimous vote of the stockholders of the corporation.

Rockdale-Texas’s Certificate of Formation and Bylaws provide that a director shall not be personally liable to Rockdale-Texas or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to Rockdale-Texas or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) for wrongful distribution, or (iv) for any transaction from which the director derived an improper personal benefit.

Under the TBOC, indemnification by the corporation for reasonable expenses actually incurred is mandatory only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

The proposed Certificate of Formation of Rockdale-Texas and Bylaws provide for indemnification of directors and officers (including advancement of expenses) to the fullest extent permitted by applicable law.

Subject Matter	Colorado Law and Rockdale-Colorado’s Governing Documents	Texas Law and Rockdale-Texas’s Governing Documents
Appraisal Rights; Dissenters’ Rights
Pursuant to the CBCA, with certain exceptions that apply to corporations listed on a national securities exchange or the NASDAQ stock market, or that are held by more than 2,000 stockholders of record (including for such purpose both “record” and “beneficial” holders of shares), stockholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation and conversions. Stockholders also may dissent in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided. Dissenters’ rights in Colorado are available to both record holders and beneficial holders.

Except for the limited classes of mergers, consolidations, sales and asset dispositions for which no stockholder approval is required under the TBOC, stockholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a stockholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if:

(1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate:

(A) listed on a national securities exchange; or

(B) held of record by at least 2,000 owners;

(2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and

(3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than:

(A) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are:

(i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance;

(ii) held of record by at least 2,000 owners;

(B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or

(C) any combination of the ownership interests and cash above.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL TO ADOPT THE PLAN OF CONVERSION, INCLUDING THE CONVERSION, WHICH WILL CHANGE OUR STATE OF INCORPORATION FROM THE STATE OF COLORADO TO THE STATE OF TEXAS.

Dissenters’ Rights

Each stockholder of the Company is entitled to be paid the fair value of his, her or its shares in accordance with Sections 7-113-101 through 7-113-302 of the CBCA (“Colorado Dissent Statute”) if the stockholder dissents to the Conversion. A brief summary of the provisions of the Colorado Dissent Statute are set forth below and the complete text of said sections is set forth in Appendix B, which stockholders should read in its entirety. Beneficial stockholders must act promptly to cause the stockholder of record to follow the steps summarized below to properly, and in a timely manner, perfect their dissenters’ rights. Failure to properly demand and perfect dissenters’ rights in accordance with the Colorado Dissent Statute will result in the loss of dissenters’ rights.

Once proposed, a corporate action that creates dissenters’ rights is to be submitted to a vote of the stockholders, whether at a stockholders’ meeting or via stockholders’ written consent. The Company is required to send notice to all stockholders informing them of the applicability of dissenters’ rights, accompanied by all relevant provisions of the Colorado Dissent Statute relating to dissenters’ rights (which as described above is attached hereto as Appendix B). The failure to properly give notice shall not bar a stockholder who was entitled to dissent from asserting those rights subsequent to the corporate action.

Following receipt of notice, stockholders exercising the right to dissent shall send written notice to the Company before the vote is taken at the meeting, expressing their intention to demand payment for their shares if the opposed corporate action is taken, and the objecting stockholders must refrain from voting their shares in favor of the action. The stockholder must either vote against the action to be taken or abstain. Compliance with the foregoing is mandatory and if the stockholders fail to comply, they will be precluded from demanding payment for their shares if the opposed action is approved.

If the Conversion is authorized by our stockholders at the Annual Meeting, we will send a written dissenters’ notice within ten (10) days after the effective date of the Conversion to all eligible stockholders who did not vote “FOR” the Conversion and who, before the vote was taken, gave written notice of their intent to demand payment for their shares of our common stock.

The notice will:

•	state the Conversion was authorized and state the effective date or proposed effective date of the Conversion;

•	state where the demand for payment must be sent and the address of the place where certificates for certificated shares must be deposited;

•	inform the holders of shares of our common stock not represented by certificates to what extent the transfer of shares of our common stock will be restricted after the demand for payment is received;

•	supply a form for demanding payment;

•	set a date by which we must receive the demand for payment, which may not be less than thirty (30) days after the date the notice is delivered; and

•	be accompanied by a copy of the Colorado Dissent Statutes.

An eligible stockholder to whom a dissenters’ notice is sent must, by the date set forth in the dissenters’ notice:

•	demand payment; and

•	deposit his or her certificates in accordance with the terms of the dissenters’ notice.

Eligible stockholders who do not demand payment or deposit their certificates where required, each by the date set forth in the dissenters’ notice, will not be entitled to demand payment for their shares of our common stock under the Colorado Dissent Statutes. The demand for payment and the deposit of certificates is, with limited exceptions, irrevocable.

Upon the later of the effective date of the Conversion or receipt of a valid demand for payment, we will pay each dissenter who complied with the procedures described by the Colorado dissenters’ rights statute the amount we have estimated to be the fair value of the shares of our common stock, plus accrued interest. The payment will be accompanied by:

•
our balance sheet as of the end of the most recent fiscal year end, a statement of income for that fiscal year, a statement of changes in stockholders’ equity for that fiscal year and the latest available interim financial statements, if any;

•	a statement of our estimate of the fair value of the shares of our common stock;

•	an explanation of how the interest was calculated;

•	a statement of dissenters’ rights to demand payment under CBCA Section 7-113-209; and

•	a copy of the Colorado Dissent Statutes.

An eligible dissenter may notify us in writing of the dissenter’s own estimate of the fair value of the shares of our common stock and interest due, and demand payment based upon his or her estimate, less our estimated fair value payment, or reject the offer for payment made by us and demand payment of the fair value of the dissenter’s shares of our common stock and interest due if:

•
the dissenter believes that the amount paid or offered is less than the fair value of the dissenter’s shares of our common stock or that the interest due is incorrectly calculated. A dissenter waives his right to demand such payment unless the dissenter notifies us of his or her demand in writing within thirty (30) days after we have made or offered payment for the dissenter’s shares of our common stock;

•	we fail to make payment within sixty (60) days after the date set by which we must require the demand for payment; or

•	we do not return the deposited stock certificates or release the transfer restrictions imposed on uncertificated shares.

If a demand for payment remains unresolved, we have the right to commence a proceeding within sixty (60) days after receiving the demand for payment and petition the Colorado Court to determine the fair value of the shares of our common stock and accrued interest. If we do not commence the proceeding within the 60-day period, we will be required to pay each dissenter whose demand remains unsettled the amount demanded.

Each dissenter who is made a party to the proceeding is entitled to a judgment:

•	for the amount, if any, by which the Colorado Court finds the fair value of the dissenter’s shares of our common stock, plus interest, exceeds the amount paid by us; or

•	for the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which we elected to withhold payment pursuant to Colorado law.

Under Colorado law, the fair value of a dissenter’s shares of stock means the value of the shares of our common stock immediately before the effective date of the Conversion, excluding any increase or decrease in value in anticipation of the Conversion unless excluding such increase or decrease is inequitable. The value determined by the Colorado Court for a dissenter’s shares of our common stock could be more than, less than, or the same as the consideration we offer pursuant to the dissenters’ notice. The Colorado Court may, but it is not required, to appoint one or more appraisers to assist the Colorado Court in determining the fair market value of the shares of our common stock. Accordingly, no stockholder has a right to compel an appraisal of the shares of our common stock.
The Colorado Court will determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the Colorado Court. The Colorado Court will assess the costs against us, except that the court may assess costs against all or some of the dissenters, in the amounts the Colorado Court finds equitable, to the extent that the Colorado Court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The Colorado Court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

•	against us in favor of all dissenters if the Colorado Court finds that we did not substantially comply with the Colorado Dissent Statute; or

•
against either us or a dissenter in favor of any other party, if the Colorado Court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the dissenters’ rights provided under the Colorado dissenters’ rights statute.

If the Colorado Court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against us, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

The foregoing is merely a summary of the dissenter’s rights as provided within the Colorado Dissent Statute. Stockholders that are considering dissenting from the proposed action are strongly encouraged to seek outside independent counsel, because the rules are highly technical and there are many deadlines for notices and responses of which a dissenter must be aware in order to preserve all rights provided under the law. Failure to follow the procedures of the Colorado Dissent Statute may result in the loss of all dissenter’s rights.

Federal Income Tax Consequences of the Conversion

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. Stockholders are urged to consult their tax advisors to determine the particular tax consequences of the Conversion, including the applicability and effect of federal, state, local, foreign and other tax laws.

The Conversion provided for in the Plan of Conversion is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Conversion qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the Conversion, and no gain or loss will be recognized by us. You will have the same basis in the Rockdale-Texas capital stock received by you pursuant to the Conversion as you have in the shares of the Rockdale-Colorado capital stock held by you as of immediately prior to the time the Conversion is consummated. Your holding period with respect to the Rockdale-Texas capital stock will include the period during which you held the corresponding shares of Rockdale-Colorado capital stock, provided the latter was held by you as a capital asset at the time of consummation of the Conversion.

Accounting Treatment

We expect that the Conversion will have no effect from an accounting perspective because there is no change in the entity as a result of the Conversion. As such, the financial statements of Rockdale-Colorado previously filed with the SEC will remain the financial statements of Rockdale-Texas following the Conversion.

Effect of Vote for the Conversion

A vote in favor of the Plan of Conversion and the Conversion is a vote in favor of the Colorado Statement of Conversion, the Texas Certificate of Conversion, the Texas Certificate of Formation, the Texas Bylaws, the Increase In Authorized Shares and the Name Change. The background and reasons why the Company seeks to increase the number of authorized shares of common stock, the effects of such increase, the potential for future dilutive transactions, and the possible anti-takeover implications of such increase are described in Proposal 3, “Approval of an Increase in the Number of Authorized Shares of Common Stock”, beginning on page 36, below. If we fail to obtain the requisite vote of stockholders for approval of the Conversion, we will seek the approval of the stockholders to amend our Colorado Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 150,000,000, as described in Proposal 3 below.

Effect of Not Obtaining the Vote Required for Approval

If we fail to obtain the requisite vote of stockholders for approval of the Plan of Conversion and the Conversion, the Conversion will not be consummated and we will continue to be incorporated in Colorado and governed by the CBCA, our existing Colorado Articles of Incorporation and our existing Colorado Bylaws and our name will remain “Rockdale Resources Corporation”. If we fail to obtain the requisite vote of stockholders for approval of the Plan of Conversion and the Conversion, we will seek the approval of the stockholders to amend the Colorado Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 150,000,000 shares, as described in Proposal 3 below.

Vote Required

The approval of the Plan of Conversion and the Conversion requires the affirmative vote of a majority of shares of our Common Stock which are issued and outstanding as of the Record Date. A vote in favor of this Proposal is also effectively a vote in favor of the Texas Certificate of Formation and the Texas Bylaws. Abstentions and broker non-votes will not be counted either “For” or “Against” this Proposal 2 and will therefore have the same effect as negative votes. For the approval of the Plan of Conversion and the Conversion, you may vote “FOR” or “AGAINST” or abstain from voting. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the adoption of the Plan of Conversion and the Conversion. A vote in favor of the Plan of Conversion and the Conversion is a vote in favor of the Colorado Statement of Conversion, the Texas Certificate of Conversion, the Texas Certificate of Formation, the Texas Bylaws, the Increase In Authorized Shares and the Name Change.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ADOPTION OF THE PLAN OF CONVERSION AND THE CONVERSION.

PROPOSAL 3
APPROVAL OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors has approved, subject to shareholder approval and the failure to obtain the vote of stockholders for approval of the Conversion, an amendment to our Colorado Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”) from 50,000,000 to 150,000,000 shares, to be effective upon the filing of an amendment to the Colorado Articles of Incorporation with the Secretary of State of Colorado. The form of Articles of Amendment (the “Colorado Articles Amendment”) to be filed with the Secretary of State of Colorado is in substantially the form attached hereto as Appendix C.

The Board only intends to file the Colorado Articles Amendment if we fail to obtain the vote of stockholders necessary for approval of the Conversion and if the amendment to increase the number of authorized shares of Common Stock under the CBCA is approved by stockholders at the meeting, in which case we intend to file the Colorado Articles Amendment as soon as practicable following the meeting.

Background and Reasons for the Colorado Articles Amendment

As of the Record Date, we had (i) 50,000,000 shares of Common Stock authorized, of which 42,339,957 shares were issued and outstanding; and (ii) 15,503,444 shares were reserved for further issuance. The Colorado Articles Amendment would increase the number of shares of Common Stock that the Company is authorized to issue from 50,000,000 to 150,000,000 shares. The par value of Common Stock will not be affected by the Colorado Articles Amendment.

SUMMARY OF OUTSTANDING OPTIONS, WARRANTS AND OTHER CONVERTIBLE SECURITIES

Shares Outstanding upon Conversion of Convertible Notes1	1,833,333
Shares Outstanding upon Conversion of Warrants2	7,670,111
Shares Outstanding upon Conversion of Options3	2,000,000
Shares available under the 2015 Stock Incentive Plan for future issuance	4,000,000
TOTAL SHARES ISSUABLE UPON EXERCISE AND CONVERSION OF OUTSTANDING OPTIONS, WARRANTS & CONVERTIBLE SECURITIES AND RESERVED FOR ISSUANCE UNDER THE 2015 STOCK INCENTIVE PLAN	15,503,444

1 The Convertible Notes include shares of common stock issuable upon conversion of Convertible Notes held by Mr. Rick Wilber in the aggregate amount of $550,000, which notes are convertible into common stock at $0.30 per share.
2 Represents warrants held by Mr. Wilber to purchase 1,570,000 shares of the Company’s common stock at an exercise price of $0.80 per share, which can be exercised until December 31, 2028; and warrants granted in connection with three private offerings undertaken by the Company which have exercise prices between $0.10 and $0.75 per share.
3 Includes options to purchase 1,000,000 shares of common stock granted to Leo Womack and 500,000 options to purchase shares of common stock granted to both Lee Lytton and Joel Oppenheim, as part of their compensation as directors of the Company; the options vest on January 1, 2016 and are exercisable for a three-year period.

In addition to the foregoing, in our efforts to further our business, the Board may seek to complete additional financings or other transactions in the near future. At this time we do not have any plans for such financings or additional transactions. However, if and when we do determine to pursue any additional financing or business transaction, having additional authorized capital available for issuance will provide us with flexibility and may allow such shares to be issued without the expense and delay of holding another shareholder meeting.

The Board of Directors believes that without the increase in the number of authorized shares of Common Stock, the Company’s ability to both satisfy its obligations to issue shares of Common Stock under the convertible securities described in the table above, to seek additional equity or convertible debt financing as necessary, and to pursue additional business transactions which we believe will require us to issue additional shares of Common Stock, we will be severely limited.

If we are unable to seek additional operating capital through the offer of equity or convertible debt financing or other means, our ability to fund our operations will be significantly impaired. We may also be forced to curtail our business operations, reduce our investments, decrease or eliminate capital expenditures and delay the execution of our business plan which would have a material adverse effect on our business. It is for these and the other reasons described below that the Board of Directors has presented this proposal and recommends a vote “FOR” the increase in the number of authorized shares of Common Stock.

Effects of the Increase in Number of Authorized Shares of Common Stock

The additional shares of Common Stock authorized pursuant to the Colorado Articles Amendment will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

Except for the shares issuable upon conversion and exercise of the convertible securities described in the table above, the Company does not currently have any definitive plans, proposal or arrangement to issue any of its authorized but unissued shares of Common Stock. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. These purposes may include: raising additional working or investment capital, providing equity incentives to employees, officers, directors or consultants, establishing strategic relationships with other companies, expanding the Company through the acquisition of properties, assets, other businesses or products.

Future Dilutive Transactions

In the event the Colorado Articles Amendment is approved, the management of the Company may consummate transactions having a potentially adverse impact upon the Company’s stockholders pursuant to the authority and discretion of the Company’s management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company’s securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

The issuance of additional shares in future transactions will allow the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

•	Significant dilution may occur due to the issuance of additional shares.

•	Control of the Company by stockholders may change due to new issuances.

•	The election of the Board of Directors could be dominated by new, large stockholders, effectively blocking current stockholders from electing directors.

•	Business plans and operations may change.

•	Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares, though no definitive agreements have been entered into by the Company at this time.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company. It is likely that the Company may acquire other compatible business opportunities through the issuance of Common Stock in the future. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior shareholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are often issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations to which such shares are subject.

Possible Anti-Takeover Effects of Increase in Authorized Common Stock

We may also use the additional shares of Common Stock that will become available for issuance in the event the Colorado Articles Amendment is approved by stockholders, to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, it may be possible for the Company to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or its stockholders. The proposed increase in authorized shares of Common Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed increase in the number of authorized shares of Common Stock may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed increase in the number of authorized shares of Common Stock may have the effect of permitting the Company’s current management, including the current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board is not aware of any attempt to take control of the Company and the Board has not approved the proposed increase in authorized shares of Common Stock with the intent that it be utilized as a type of anti-takeover device. The Colorado Articles of Incorporation and Colorado Bylaws do not have any anti-takeover provisions.

No Appraisal Rights

Under Colorado law, the Company’s stockholders are not entitled to appraisal rights with respect to the increase in the number of authorized shares of Common Stock.

Vote Required

The approval of the Colorado Articles Amendment requires the affirmative vote of a majority of shares of our Common Stock which are issued and outstanding as of the Record Date. Abstentions and broker non-votes will not be counted either “For” or “Against” this Proposal 3 and will therefore have the same effect as negative votes. For the approval of the Colorado Articles Amendment you may vote “FOR” or “AGAINST” or abstain from voting. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the approval of the Colorado Articles Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COLORADO ARTICLES AMENDMENT.

PROPOSAL 4
RATIFICATION OF THE COMPANY’S 2015 STOCK INCENTIVE PLAN

At the Annual Meeting, stockholders are requested to approve our 2015 Stock Incentive Plan, which we refer to as the 2015 Plan. The 2015 Plan was approved by the Board of Directors on September 24, 2015.

The following is a summary of the principal features of the 2015 Plan. This summary does not purport to be a complete description of all of the provisions of the 2015 Plan. It is qualified in its entirety by reference to the full text of the 2015 Plan, which is included as Appendix D to this proxy statement.

General

On September 24, 2015, our Board adopted the 2015 Plan, and recommended that the adoption of the 2015 Plan be submitted for approval by our stockholders. The 2015 Plan provides an opportunity for any employee, officer, director or consultant of the Company, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

Shares Available Under the 2015 Plan

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of Common Stock, or a reorganization or reclassification of the Company’s Common Stock, the maximum aggregate number of shares of Common Stock which may be issued pursuant to awards under the 2015 Plan is 4,000,000.

If an award granted under the 2015 Plan entitles a holder to receive or purchase shares of our Common Stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2015 Plan. As a result, the shares available for granting future awards under the 2015 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2015 Plan in connection with awards previously granted under such 2015 Plan will again be available for awards under the 2015 Plan as follows:

•
shares of our Common Stock delivered by a participant as full or partial payment to us of the purchase or exercise price relating to an award or in connection with the satisfaction of tax obligations relating to an award will again be available for awards other than incentive stock options; and

•
shares of our Common Stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

The shares available for awards under the 2015 Plan will be authorized but unissued shares of our Common Stock or shares acquired in the open market or otherwise.

Administration

The Company is the issuer (manager) of the 2015 Plan. The 2015 Plan is administered by either (a) the Compensation Committee of the Board, if any; or (b) the entire Board of Directors of the Company, as determined from time to time by the Board of Directors (the “Administrator”). The Administrator has the exclusive right to interpret and construe the 2015 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2015 Plan.

Eligibility

Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2015 Plan. Incentive stock options may be granted under the 2015 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2015 Plan.

Option Terms

Stock options may be granted by the Administrator and may be either non-qualified (nonstatutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option, provided however that at no time can the exercise price be less than the $0.001 par value per share of the Company’s Common Stock. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the 2015 Plan will be determined by the Administrator, except that no stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s Common Stock on the date of grant. Further, stockholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s Common Stock on the date of grant.

The term of all stock options granted under the 2015 Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to stockholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s Common Stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s Common Stock. The Administrator may also permit other ways for a grantee to pay the exercise price.

Options granted under the 2015 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator. The Administrator has the power to accelerate the time as of which an option may vest or be exercised.

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option. The Administrator may grant nonstatutory stock options that are transferable to the extent provided in the applicable written agreement.

Incentive stock options granted under the 2015 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Nonqualified (non-statutory stock options) granted under the 2015 Plan are not intended to qualify as incentive stock options under the Code.

Terms of Restricted Stock Awards and Stock Awards

The Administrator may issue shares of restricted stock under the 2015 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion. Restricted shares are shares of the Company’s Common Stock that may (but are not required to be) forfeitable until the applicable restrictions lapse. The Administrator will determine the restrictions for each award and the restrictions may be based on the passage of time or the achievement of specific performance goals. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the grantee will forfeit his or her restricted shares. Unless the Administrator determines otherwise, a grantee will have stockholder rights with respect to his or her restricted shares, including the right to vote the shares and receive dividends on them. Any stock dividends on restricted shares are subject to the same restrictions that apply to those restricted shares. Generally, in the event a recipient’s employment or service with our company terminates, any or all of the shares of Common Stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our company in accordance with such restricted stock agreement.

The Administrator determines how any awards granted under the 2015 Plan will vest.

Additionally, Common Stock may be issued as stock awards or performance shares pursuant to the 2015 Plan without vesting restrictions or with such restrictions as determined by the Administrator in its sole discretion.

Rights to acquire shares of Common Stock under the restricted stock purchase or grant agreement are transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as the Administrator may determine in its discretion, so long as shares of Common Stock awarded under the restricted stock agreement remain subject to the terms of such agreement.

Terms of Performance Shares

The Administrator, in its sole discretion, may from time to time award performance shares to eligible persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. The Administrator determines the terms and conditions of any award of performance shares, which shall be set forth in the related award agreement, including without limitation: (a) the purchase price, if any, to be paid for such performance shares, which may be zero, subject to such minimum consideration as may be required by applicable law; (b) the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such awards; (c) the number of performance shares that shall be paid to the participant if the applicable Performance Objectives are exceeded or met in whole or in part; and (d) the form of settlement of a performance share. Each performance share shall have a value equal to the fair market value of a share of Common Stock.

Performance Periods may overlap, and participants may participate simultaneously with respect to performance shares for which different Performance Periods are prescribed. Performance Objectives may vary from participant to participant and between awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

In the sole discretion of the Administrator and as set forth in the award agreement for an award of performance shares, all performance shares held by a participant and not earned shall be forfeited by the participant upon the participant’s termination of service with the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of performance shares, in the event of the death, disability or retirement of a participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such performance shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the participant was employed by the Company or an affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such performance shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

The settlement of a performance share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a participant to defer payment in settlement of performance shares on terms and conditions approved by the Administrator and set forth in the related award agreement entered into in advance of the time of receipt or constructive receipt of payment by the participant.

Performance shares shall not be transferable by the participant. The Administrator has the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a participant in settlement of any performance shares.

Tax Withholding Adjustments

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our Common Stock or by a combination of these means.

Termination of Service

With respect to incentive stock options granted under the 2015 Plan, unless the applicable award agreement provides otherwise, in the event of a grantee’s termination of service due to his or her death or disability, that the grantee’s stock options will vest in their entirety and remain exercisable until one year after such termination of service (but not beyond the original term of the stock option); and thereafter, all stock options will be cancelled and forfeited to the Company. Except as set forth above, the incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the 2015 Plan, or within such period following a termination of service as shall have been determined by the Administrator and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.

Non-incentive stock options are governed by the related award agreements and have such terms as determined by the Administrator.

In the sole discretion of the Administrator, all shares of restricted stock held by a participant and still subject to restrictions shall be forfeited by the participant upon the participant’s termination of service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of restricted stock, in the event of the death, disability or retirement of a participant during the restriction period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such participant’s restricted stock, if it finds that a waiver would be appropriate.

Duration; Amendment; Termination of the 2015 Plan

The 2015 Plan will automatically terminate on the 10th anniversary of original approval date of the 2015 Plan (January 15, 2025). However, prior to that date, the Company’s Board of Directors may amend or terminate the 2015 Plan as it deems advisable, but it cannot adopt an amendment if it would (1) without a grantee’s consent, materially and adversely affect that grantee’s award; or (2) without stockholder approval, increase the numbers of shares of the Company’s Common Stock that can be awarded under the 2015 Plan. The Board is permitted to amend the terms and provisions of outstanding awards if the amended terms and provisions would have been permissible when the award was granted, including extensions of the exercise period and acceleration of the vesting schedule of such awards. However, no such action may (1) materially and adversely affect the rights of any grantee with respect to outstanding awards without his or her written consent or (2) cause an award intended to qualify as performance-based compensation under Section 162(m) of the Code to cease being qualified as that type of compensation.

Our Board may submit any other amendment to the 2015 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

Effect of Certain Corporate Events

Adjustments. In the event of (1) changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any award or (2) any change in applicable laws or any change in circumstances that results in, or would result in, any substantial dilution or enlargement of the rights granted to, or available for, grantees, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the 2015 Plan, the Administrator will adjust or substitute awards as it determines equitable.

Change in Control Treatment. Upon the occurrence of:

 (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

 (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

 (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such stock option shall then be so exercised.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and our company with respect to participation in the 2015 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of Common Stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of Common Stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2015 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a committee solely comprising “outside directors” and, among other things, the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant. Awards to purchase restricted stock under the 2015 Plan will not qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m).

How many securities have been granted pursuant to the 2015 Plan since its approval by the Board of Directors?

No shares of Common Stock, options, or other securities have been issued under the 2015 Plan since approved by the Board of Directors.

Does the Company have any present plans to grant or issue securities pursuant to the 2015 Plan?

The Company cannot determine the amounts of awards that will be granted under the 2015 Plan or the benefits of any awards to the executive officers named in the Summary Compensation Table provided in this proxy statement, the executive officers as a group, or employees who are not executive officers as a group. Under the terms of the 2015 Plan, the number of awards to be granted is within the discretion of the Administrator.

The Administrator may issue options, shares of restricted stock or other awards under the 2015 Plan for such consideration as determined in its sole discretion, subject to applicable law.

What vote is required to ratify the Amendment to the 2015 Plan?

The ratification of the amendment to the 2015 Plan requires that the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal by stockholders present in person or represented by proxy at the meeting and entitled to vote provided that a quorum exists at the Annual Meeting. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting on the proposal. However, broker non-votes and abstentions could prevent the approval of this proposal because they do not count as affirmative votes. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the 2015 Stock Incentive Plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE 2015 STOCK INCENTIVE PLAN.

PROPOSAL 5
RATIFICATION OF APPOINTMENT OF MALONEBAILEY, LLP AS THE COMPANY’S INDEPENDENT AUDITORS

The Board of Directors has selected MaloneBailey, LLP (“MaloneBailey”), as the Company’s independent auditors for the fiscal year ended December 31, 2015, and recommends that the stockholders vote to ratify such appointment. MaloneBailey has served as the Company’s independent auditors since March 28, 2011.

The Company does not anticipate a representative from MaloneBailey to be present at the annual stockholders meeting. In the event that a representative of MaloneBailey is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

AUDIT FEES

MaloneBailey served as our independent registered public accounting firm for the years ended December 31, 2014 and 2013. The following table shows the aggregate fees billed to us for these years by MaloneBailey:

	Year Ended December 31,
	2014	2013

Audit Fees	$30,000	$30,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Audit fees represent amounts billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Form 10-Q reports. Prior to contracting with MaloneBailey to render audit or non-audit services, each engagement was approved by our directors.

It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Board of Directors. Our Board of Directors pre-approved all services, audit and non-audit related, provided to us by MaloneBailey for 2014 and 2013.

 In order to assure continuing auditor independence, the Board of Directors periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of MaloneBailey to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of MaloneBailey as the Company’s independent auditor for the year ended December 31, 2015. While the Board of Directors is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Board of Directors is requesting, as a matter of policy, that the stockholders ratify the appointment of MaloneBailey as our independent registered public accounting firm.

Ratification of this appointment requires that the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal by stockholders present in person or represented by proxy at the meeting and entitled to vote provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this appointment. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the appointment of MaloneBailey.

The Board of Directors is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Board of Directors may reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the Company’s and the stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY, LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

PROPOSAL 6
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our named executive officers (as disclosed in this proxy statement) by voting “FOR” or “AGAINST” the resolution below (commonly referred to as “Say-on-Pay”). While our Board intends to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Executive and Director Compensation” (beginning on page 11) and the accompanying compensation tables and narratives (beginning on page 12).

As described under “Executive Compensation”, our Board of Directors, oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value. The Board is guided by the following key principles in determining the compensation of our executive officers:

•
Competition Among Peers. The Board believes that our compensation program should reflect the competitive recruiting and retention conditions in the Company’s industry, so that we can attract, motivate and retain top industry talent.

•
Accountability for Our Performance. The Board also believes that our compensation program should be tied in part to our financial and operational performance, so that our executive officers are held accountable through their compensation for the performance of the Company based on our achievement of certain pre-determined financial and operational goals.

•
Accountability for Individual Performance. In addition, the Board believes that our compensation program should be tied in part to the executive officer’s achievement of pre-determined individual performance goals, to encourage and promote individual contributions to the Company’s overall performance.

•
Alignment with Stockholder Interests. Moreover, the Board believes that our compensation program should be tied in part to our stock price performance through the grant of stock options and stock awards, to further align our executive officers’ interests with those of our stockholders.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage our company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

The Board endorses our executive compensation program and recommends that our stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Company’s 2015 Annual Meeting of Stockholders, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, APPROVED.”

The Company’s policy (to be approved on a non-binding basis by stockholders as discussed in Proposal 7 – “Non-binding Advisory Vote on the Frequency of Holding Advisory Votes on Executive Compensation”, below (beginning on page 48)) is to provide stockholders with an opportunity to approve the compensation of the named executive officers every three years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2018 annual meeting of stockholders.

Vote Required

The approval of this proposal requires that the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal by stockholders present in person or represented by proxy at the meeting and entitled to vote provided that a quorum exists at the Annual Meeting. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” this proposal.

As noted above, the vote solicited by this proposal is advisory in nature and its outcome will not be binding on the Board, nor will the outcome of the vote require the Board to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board, or creating or implying any additional fiduciary duty of the Board. However, the Board will carefully consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

PROPOSAL 7
NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF
HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement an additional separate proposal, which gives our stockholders the opportunity to vote on how frequently future advisory votes on the compensation of our named executive officers (i.e., ”Say-on-Pay” votes) will occur. Stockholders may vote on whether they prefer an advisory vote to occur every one (an annual), two (a biennial) or three years (a triennial vote), or they may abstain from voting. While our Board intends to carefully consider the stockholder vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.

After careful consideration, the Board recommends that an advisory vote on the compensation of our named executive officers be held every three years. An advisory vote every three years will be the most effective timeframe for the Company to respond to stockholders’ feedback and provide the Company with sufficient time to engage with stockholders to understand and respond to the vote results. The Company also believes a triennial vote would align more closely with the multi-year performance measurement cycle the Company uses to reward long-term performance. Our executive compensation programs are based on our long-term business strategy, which is more appropriately reflected with a three year timeframe. However, the Board recognizes that our stockholders may elect to hold advisory votes on executive compensation more frequently than every three years (i.e., every one year or every two years). Therefore, the Board seeks input from our stockholders regarding the frequency of holding advisory votes on executive compensation.

With respect to this advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers, stockholders have three voting options (1 year, 2 years or 3 years), and the option, if any, that receives the greatest number of votes at the Annual Meeting will be deemed approved by our stockholders, provided that the final vote will not be binding on us and is advisory in nature. Abstentions with respect to this proposal will have the effect of a vote against each of the voting options. Broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within ten days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy for “3 YEARS” as to the frequency of holding advisory votes on executive compensation.

As noted above, the vote solicited by this proposal is advisory and its outcome will not be binding on the Board, whether or not it is approved by the aforementioned voting standard. In evaluating the vote on this proposal, the Board will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers. If one of the voting options is not adopted by the required vote of our stockholders, the Board will evaluate the votes cast for each of the voting options and will deem the voting option receiving the greatest number of votes to be the voting option approved by our stockholders.

The Company currently plans to provide stockholders with an opportunity to approve the frequency of holding future advisory votes on executive compensation every three years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2018 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR “3 YEARS” AS TO THE FREQUENCY OF HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL 8
ADJOURNMENT OF THE ANNUAL MEETING

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Annual Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve one or more of the proposals, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the Annual Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board of Directors to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, the Board of Directors will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board of Directors believes that, if the number of shares of the Company’s Common Stock voting in favor of any of the proposals presented at the Annual Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s stockholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

Vote Required

Authority to adjourn the Annual Meeting pursuant to this Proposal 8, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ADJOURNMENT OF THE ANNUAL MEETING,
IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

STOCKHOLDER PROPOSALS

Proposals for 2016 Annual Meeting of Stockholders and 2016 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2016 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A of the Exchange Act, must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 710 N. Post Oak Rd., Suite 512, Houston, Texas 77024, not earlier than the close of business on April 1, 2016, and not later than the close of business on May 1, 2016, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2016 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after July 29, 2016. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2016 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting.

Stockholder proposals must be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. The Board of Directors reserves the right to refuse to submit any proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in the Company’s Bylaws.

Nominations for the Board of Directors

Stockholder nominations for director candidates must include (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Additional Filings

The Company’s Forms 10-K/A, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Rockdale Resources Corporation, 710 N. Post Oak Rd., Suite 512, Houston, Texas 77024.

OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON:

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Rockdale Resources Corporation
710 N. Post Oak Rd., Suite 512
Houston, Texas 77024

By Order of the Board of Directors,

/s/ Leo Womack Leo Womack, Chairman

Appendix A

PLAN OF CONVERSION
of
ROCKDALE RESOURCES CORPORATION
From a Colorado Corporation into a Texas Corporation

This Plan of Conversion shall govern the conversion of ROCKDALE RESOURCES CORPORATION from a corporation organized under and governed by the laws of the State of Colorado into a corporation organized under and governed by the laws of the State of Texas (the “Conversion”).

Name and Jurisdiction of Law of Constituent Entity
Prior to Completing the Conversion (the “Constituent Entity”):	ROCKDALE RESOURCES CORPORATION
Colorado

Name and Jurisdiction of Law of Resulting Entity
After Completing the Conversion (the “Resulting Entity”):	PETROLIA ENERGY CORPORATION
Texas

1.	Conversion to a Texas Corporation: The Constituent Entity shall effect the Conversion by causing:

(a)
statement of conversion (the “Colorado Statement of Conversion”) in such form as required by Article 90 of the Colorado Revised Statutes (the “CRS”) to be properly executed and acknowledged and filed with the Colorado Secretary of State (the “COSOS”) as provided in Article 90 of the CRS.

(b)
certificate of conversion (the “Texas Certificate of Conversion”) in such form as required by the provisions of Chapter 10 of the Texas Business Organizations Code (the “TBOC”) to be properly executed and acknowledged and filed with the Texas Secretary of State (the “TXSOS”) as provided in Chapter 10 of the TBOC; and

Upon the filing of the Statement of Conversion with the COSOS and the Texas Certificate of Conversion with the TXSOS, and upon satisfaction of any of the respective requirements of the applicable laws of the State of Texas and the State of Colorado with respect to the Conversion, the Constituent Entity shall cease to be a Colorado corporation and shall become the Resulting Entity, being a Texas Corporation. The effective time (the “Effective Time”) of the Conversion shall be the date and time on and at which the Conversion becomes effective under the laws of the State of Colorado or the date and time on and at which the Conversion becomes effective under the laws of the State of Texas, whichever occurs later.

2.
Certificate of Conversion of Resulting Entity: Upon completion of the Conversion, the name of the Resulting Entity shall be “PETROLIA ENERGY CORPORATION” and the total number of shares of stock that the Resulting Entity shall be authorized to issue 150 million (150,000,000) shares of common stock, $0.001 par value, together with 1,000,000 shares of preferred stock, $0.10 par value per share. The Colorado Statement of Conversion of the Constituent Entity to be filed with the COSOS in connection with the Conversion is attached as Exhibit 1 to this Plan of Conversion and is incorporated by reference herein. The Texas Certificate of Conversion of the Resulting Entity to be filed with the TXSOS in connection with the Conversion is attached as Exhibit 2 to this Plan of Conversion and is incorporated by reference herein.

3.
Certificate of Formation of Resulting Entity: At the Effective Time, the Certificate of Formation of the Resulting Entity shall be as set forth in Exhibit 3 attached hereto (the “Certificate of Formation”) and shall be filed with the TXSOS.

4.
Bylaws of Resulting Entity: At the Effective Time, the Bylaws of the Resulting Entity shall be as set forth in Exhibit 4 attached hereto (the “Bylaws”), and shall be adopted as such by the board of directors of the Resulting Entity. Thereafter, the Bylaws may be amended by the board of directors or the stockholders of the Resulting Entity as provided in the Bylaws and the Certificate of Formation, as applicable.

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5.
Directors and Officers of Resulting Entity: At the Effective Time, all directors and officers of the Constituent Entity immediately prior to the Effective Time shall become directors and officers of the Resulting Entity, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal. After the Effective Time, the Resulting Entity and its board of directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

6.
Effect of Conversion: At the Effective Time, the Constituent Entity shall continue its existence in the organizational form of the Resulting Entity. At the Effective Time, the Resulting Entity shall be formed as a corporation existing under the laws of the State of Texas. Following the Conversion, the Resulting Entity shall, for all purposes of the laws of the State of Colorado and Texas, be deemed to be the same entity as the Constituent Entity. At the Effective Time, all of the rights, privileges and powers of the Constituent Entity, and all property, real, personal and mixed, and all debts due to the Constituent Entity, as well as all other things and causes of action belonging to the Constituent Entity, shall remain vested in the Resulting Entity and shall be the property of the Resulting Entity and the title to any real property vested by deed or otherwise in the Constituent Entity shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of the Constituent Entity shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Entity shall remain attached to the Resulting Entity, and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Texas corporation. The rights, privileges, powers and interests in property of the Constituent Entity, as well as the debts, liabilities and duties of the Constituent Entity, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Resulting Entity for any purpose of the laws of the State of Texas. The Conversion shall not be deemed to affect any obligations or liabilities of Constituent Entity incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. The Constituent Entity shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of Constituent Entity and shall constitute a continuation of the existence of Constituent Entity in the form of a Texas corporation.

7.	Conversion of Common Stock: At the Effective Time of the Conversion:

(a)
Each issued and outstanding share of the Constituent Entity’s common stock, par value $0.001 per share, shall, without any action on the part of the stockholders thereof, be converted into and become one validly issued, fully paid and non-assessable share of the Resulting Entity’s common stock, par value $0.001 per share.

(b)
Each option to acquire shares of the Constituent Entity’s common stock shall, without any action on the part of the holders thereof, be converted into and become an equivalent option to acquire, on the same terms and conditions, the number of shares of the Resulting Entity’s common stock that is equal to the number of shares of common stock of the Constituent Entity that the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Time (whether or not such option was then exercisable) and the exercise price per share under each option shall be equal to the exercise price per share thereunder immediately prior to the Effective Time, unless otherwise provided in the instrument granting such option.

(c)
Each warrant to acquire shares of the Constituent Entity’s common stock shall, without any action on the part of the holders thereof, be converted into and become an equivalent warrant to acquire, on the same terms and conditions, the number of shares of the Resulting Entity’s common stock that is equal to the number of shares of common stock of the Constituent Entity that the warrantholder would have received had the warrantholder exercised such warrant in full immediately prior to the Effective Time (whether or not such warrant was then exercisable) and the exercise price per share under such warrant shall be equal to the exercise price per share thereunder immediately prior to the Effective Time, unless otherwise provided in the instrument granting such warrant.

(d)
Any other right, by contract or otherwise, to acquire shares of the Constituent Entity’s common stock shall, without any action on the part of the holder thereof, be converted into and become an equivalent right, by contract or otherwise, to acquire, on the same terms and conditions, the number of shares of the Resulting Entity’s common stock that is equal to the number of shares of common stock of the Constituent Entity that the holder would have received had the holder exercised such right in full immediately prior to the Effective Time (whether or not such right was then exercisable) and the exercise price per share under each such right shall be equal to the exercise price per share thereunder immediately prior to the Effective Time unless otherwise provided in the instrument granting such right.

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8.
Stock Certificates: From and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of the Constituent Entity capital stock shall be deemed for all purposes to evidence ownership of and to represent the shares of the Resulting Entity capital stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of the Resulting Entity or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Resulting Entity or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Resulting Entity evidenced by such outstanding certificate as provided above.

9.
Tax Matters: The Constituent Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a)(1)(F) of the Internal Revenue Code of 1986. This Plan constitutes a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g).

10.
Filings, Licenses, Permits, Titled Property, Etc.: As necessary, following the Effective Time, the Resulting Entity shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation duly formed and validly existing under the laws of the State of Texas. As required or appropriate, following the Effective Time, all real, personal or intangible property of the Constituent Entity which was titled or registered in the name of the Constituent Entity shall be re-titled or re-registered, as applicable, in the name of the Resulting Entity by appropriate filings or notices to the appropriate parties (including, without limitation, any applicable governmental agencies).

11.	Conditions: The Plan of Conversion is subject to:

	(a)	Approval of the holders of a majority of the outstanding shares of common stock of the Constituent Entity; and

	(b)	No more than 5% of the issued and outstanding shares of common stock exercising the right to dissent in accordance with Article 113 of the CRS.

12.
Alterations: The Board of Directors of the Constituent Entity may amend this Plan of Conversion at any time prior to the Conversion, provided that an amendment subsequent to approval of the stockholders of the Constituent Entity shall not:

(a)
Alter or change the manner or the basis of exchanging stockholders’ shares of the Constituent Entity for stockholders’ shares, right to purchase stockholders’ shares or other securities of the Resulting Entity, or for cash or other property in whole or in part, or

	(b)	Alter or change any terms and conditions of this Plan of Conversion in a manner that adversely affects the stockholders of the Constituent Entity.

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13.
Termination or Deferral: At any time before the Effective Time, (a) this Plan of Conversion may be terminated and the Conversion may be abandoned by action of the board of directors of the Constituent Entity, notwithstanding the approval of this Plan of Conversion by the shareholders of the Constituent Entity, or (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the board of directors of the Constituent Entity, such action would be in the best interest of the Constituent Entity and its shareholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect and there shall be no liability on the part of the Constituent Entity, its board of directors or shareholders with respect thereto.

14.
Further Assurances: If, at any time after the Effective Time, the Resulting Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan of Conversion, to vest, perfect or confirm, of record or otherwise, in the Resulting Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Constituent Entity, or to otherwise carry out the purposes of this Plan of Conversion, the Resulting Entity and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of the Constituent Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Constituent Entity, all such other acts and things necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Resulting Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Constituent Entity, or to otherwise carry out the purposes of this Plan of Conversion and the Conversion.

15.
Implementation and Interpretation; Termination and Amendment: This Plan of Conversion shall be implemented and interpreted, prior to the Effective Time, by the board of directors of the Constituent Entity and, upon the Effective Time, by the board of directors of the Resulting Entity, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of the Constituent Entity or the Resulting Entity, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

16.	Third Party Beneficiaries: This Plan of Conversion shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

17.
Severability: Whenever possible, each provision of this Plan of Conversion will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan of Conversion is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan of Conversion.

Dated as of the 15th day of January 2015.

ROCKDALE RESOURCES CORPORATION

 /s/ Zel C. Khan
         Zel C. Khan,
         CEO and President

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Exhibit 1

Document must be filed electronically.
Paper documents will not be accepted.
Document processing fee
Fees & forms/cover sheets are subject to change.
To access other information or print copies of filed documents, visit www.sos.state.co.us and select Business Center.

Statement of Conversion Converting a Domestic Entity into a Foreign Entity filed pursuant to § 7-90-201.7 (1) and § 7-90-204.5 of the Colorado Revised Statutes (C.R.S.)

1.	For the converting entity, its ID number, entity name, form of entity, jurisdiction under the law of which it is formed, and principal office address are

ID number	20021010602
(Colorado Secretary of State ID number)

Entity name	ROCKDALE RESOURCES CORPORATION

Form of entity	Corporation

Jurisdiction	Colorado

Principal office street address	710 N Post Oak Rd.
(Street number and name)
Suite 512
	Houston	TX	77024
	(City)	(State)	(ZIP/Postal Code)
United States
	(Province – if applicable)	(Country)

Principal office mailing address
(leave blank if same as street address)	(Street number and name or Post Office Box information)

	(City)	(State)	(ZIP/Postal Code)
United States.
	(Province – if applicable)	(Country)

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2.	For the resulting entity, its true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

True name	PETROLIA ENERGY CORPORATION

Form of entity	Foreign Corporation

Jurisdiction	Texas

Street address	710 N Post Oak Rd.
(Street number and name)
Suite 512
	Houston	TX	77024
	(City)	(State)	(ZIP/Postal Code)
United States
	(Province – if applicable)	(Country)

Mailing address
(leave blank if same as street address)	(Street number and name or Post Office Box information)

	(City)	(State)	(ZIP/Postal Code)

.
	(Province – if applicable)	(Country)

3.	The converting entity has been converted into the resulting entity pursuant to section 7-90-201.7, C.R.S.

4.	(Mark the applicable box and complete the statement. Caution: Mark only one box.)

☒
The resulting foreign entity does not maintain a registered agent in this state and service of process may be addressed to the entity and mailed to the principal address pursuant to section 7-90-704 (2), C.R.S.

OR

☐
The resulting foreign entity maintains a registered agent to accept service pursuant to section 7-90- 204.5, C.R.S. The person appointed as registered agent has consented to being so appointed. Such registered agent’s name and address are

Name (if an individual)
	(Last)	(First)	(Middle) (Suffix)
OR

(if an entity)
(Caution: Do not provide both an individual and an entity name.)

Street address
(Street number and name)

	(City)	(State)	(ZIP Code)

Mailing address
(leave blank, if same as street address)	(Street number and name or Post Office Box information)

CO
	(City)	(State)	(ZIP Code)

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5.	(If applicable, adopt the following statement by marking the box and include an attachment.)

☐	This document contains additional information as provided by law.

6.	(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)
(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document are	.
(mm/dd/yyyy hour:minute am/pm)

Notice:
Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual's act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.
This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

7.	The true name and mailing address of the individual causing this document to be delivered for filing are

Womack	Leo
(Last)	(First)	(Middle) (Suffix)

710 N Post Oak Rd.
(Street number and name or Post Office Box information)

Suite 512
Houston	TX	77024
(City)	(State)	(ZIP/Postal Code)

.
(Province – if applicable)	(Country)
(If applicable, adopt the following statement by marking the box and include an attachment.)

☐	This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:
This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user’s legal, business or tax advisor(s).

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Exhibit 2

Certificate of Conversion of a Foreign (Colorado) Corporation
Converting to a Domestic (Texas) Corporation

The name of the converting corporation/entity is:

Rockdale Resources Corporation

The Jurisdiction of formation of the corporation is: Colorado

The date of formation of the corporation is: 01/16/2002

The file number, if any, issued to the corporation by the secretary of state of Colorado is: 20021010602

Plan of Conversion

The foreign corporation named above is converting to a domestic corporation. The name of the domestic corporation/converted entity is: Petrolia Energy Corporation

The converted entity will be formed under the laws of: Texas

Type of converted entity: For Profit Corporation

Instead of attaching the plan of conversion, the corporation certifies to the following statements:

A signed plan of conversion is on file at the principal place of business of the foreign corporation, the converting entity. The address of the principal place of business of the corporation is:

710 N Post Oak Rd., Suite 512, Houston, TX 77024, United States

A signed plan of conversion will be on file after the conversion at the principal place of business of the converted entity. The address of the principal place of business of the converted entity is:

710 N Post Oak Rd., Suite 512, Houston, TX 77024, United States

A copy of the plan of conversion will be furnished on written request without cost by the converting entity before the conversion or by the converted entity after the conversion to any owner or shareholder of the converting or converted entity.

The converting entity is continuing its existence in the organizational form of the converted entity.

Certificate of Formation for the Converted Entity

The converted entity is a Texas corporation. The certificate of formation of the Texas corporation is attached to this certificate either as an attachment or exhibit to the plan of conversion, or as an attachment or exhibit to this certificate of conversion if the plan has not been attached to the certificate of conversion.

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Approval of the Plan of Conversion

The plan of conversion has been approved as required by the laws of the jurisdiction of formation and the governing documents of the converting entity.

Effectiveness of Filing

This document becomes effective when the document is accepted and filed by the secretary of state.

Tax Certificate

In lieu of providing the tax certificate, the converted entity is liable for the payment of any franchise taxes.

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date:

Rockdale Resources Corporation

By:__________________________
Its:__________________________
Printed Name:___________________________

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Exhibit 3

Certificate of Formation For-Profit Corporation

This entity is formed under a Plan of Conversion dated January 15, 2015, of Rockdale Resources Corporation From a Colorado Corporation into a Texas Corporation. Rockdale Resources Corporation, which has an address of 710 N Post Oak Rd., Suite 512, Houston, Texas 77024, United States, was originally formed as a Colorado for-profit corporation on January 16, 2002.

Article 1 – Entity Name and Type

The filing entity being formed is a for-profit corporation. The name of the entity is:

PETROLIA ENERGY CORPORATION

Article 2 – Registered Agent and Registered Office

The initial registered agent is an individual resident of the state whose name is set forth below:

Lee H. Lytton

The business address of the registered agent and the registered office address is:

710 N Post Oak Rd., Suite 512
Houston, Texas 77024

Article 3 – Directors

The number of directors constituting the initial board of directors and the names and addresses of the person or persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified are as follows:

Leo Womack	710 N Post Oak Rd., Suite 512 Houston, Texas 77024, United States
Zel C. Khan	710 N Post Oak Rd., Suite 512 Houston, Texas 77024, United States
Lee H. Lytton	710 N Post Oak Rd., Suite 512 Houston, Texas 77024, United States
Joel Oppenheim	710 N Post Oak Rd., Suite 512 Houston, Texas 77024, United States
Quinten Beasley	710 N Post Oak Rd., Suite 512 Houston, Texas 77024, United States

The number of directors of the Corporation may be increased or decreased in the manner provided in the Bylaws of the Corporation; provided, that the number of directors shall never be less than one. In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the remaining directors, though less than a quorum.

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In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized:

(a)	To adopt, amend or repeal the Bylaws of the Corporation; and

(b)
To exercise, in addition to the powers and authorities hereinbefore or by law conferred upon it, any such powers and authorities and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the Texas Business Organizations Code as the same may be amended and supplemented (the “Code”) and of this Certificate of Formation and of the Bylaws of the Corporation.

Article 4 – Authorized Shares

The total number of shares of stock that the Corporation shall have authority to issue is 151,000,000, consisting of 150,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 1,000,000 shares of “blank check” preferred stock par value $0.10 per share (“Preferred Stock”).

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

Article 5 – Purpose

The purpose for which the corporation is formed is for the transaction of any and all lawful business for which a for-profit corporation may be organized under the Texas Business Organizations Code.

Article 6 – Consideration for Shares; Dividends

No fully paid shares of any class of stock of the Corporation shall be subject to any further call or assessment in any manner or for any cause. The good faith determination of the Board of Directors of the Corporation shall be final as to the value received in consideration of the issuance of fully paid shares.

Dividends in cash, property or shares of the Corporation may be paid upon the stock, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law.

Article 7 – Voting Rights and Consents to Action

The holders of one-third of the outstanding shares of stock which have voting power shall constitute a quorum at a meeting of stockholders for the transaction of any business unless the action to be taken at the meeting shall require a greater proportion.

In addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Certificate of Formation, the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal the provisions of this Certificate of Formation or to approve a “fundamental action” pursuant to Section 21.264 of the Code, except to the extent a greater vote is required by this Certificate of Formation or any provision of law.

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In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to fix the amount to be reserved as working capital over and above its paid-in capital stock, and to authorize and cause to be executed, mortgages and liens upon the real and personal property of the Corporation.

Except as otherwise provided in this Certificate of Formation, whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action (including, but not limited to in connection with any “fundamental action” as defined in Section 21.364 of the Code), the meeting and vote of stockholders may be dispensed with and such action may be taken with the written consent of stockholders having not less than the minimum percentage of the vote set forth herein or as otherwise required by law, for the proposed corporate action (as modified by this Certificate of Formation), provided that prompt notice shall be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous consent.

Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this section to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

Article 8 – Liability of Directors

The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the Code, as the same may be amended and supplemented.

Article 9 - Preemptive Rights; and Cumulative Voting

The holders of the capital stock of this Corporation shall not have the preemptive right to acquire additional unissued shares or treasury shares of the capital stock of this Corporation, or securities convertible into shares of capital stock or carrying capital purchase warrants or privileges.

Cumulative voting of shares of stock of the Corporation shall not be allowed or authorized in the election of the Board of Directors of the Corporation.

Article 10 – Indemnification of Directors

Section A.                   Liability of Directors. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 21.316 of the Code, or (iv) for any transaction from which the director derived an improper personal benefit. If the Code is amended after approval by the sole incorporator or the stockholders of this Article 10, to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Code, as so amended. Any repeal or modification of this Article by the stockholders of the Corporation shall not adversely effect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

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Section B.                   Indemnification by Corporation. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent (or, for purposes of this Article, a trustee) of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent legally permissible under the Code, as amended from time to time, against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such person in connection with such action, suit or proceeding.

To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraph (1) of this Section B, or in defense of any claim, issue or matter therein, he shall be indemnified by the Corporation against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith without the necessity of any action being taken by the Corporation other than the determination, in good faith, that such defense has been successful. In all other cases wherein indemnification is provided by this Article, unless ordered by a court, indemnification shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct specified in this Article. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the holders of a majority of the shares of capital stock of the Corporation entitled to vote thereon.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe that his conduct was unlawful. Entry of a judgment by consent as part of a settlement shall not be deemed a final adjudication of liability for negligence or misconduct in the performance of duty, nor of any other issue or matter.

Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation. Expenses incurred by other employees or agents of the Corporation in defending a civil or criminal action, suit or proceeding may be paid by the Corporation upon such terms and conditions, if any, as the Board of Directors deems appropriate.

The indemnification hereby provided shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

Section C.                   Insurance. By action of the Board of Directors, notwithstanding any interest of the directors in the action, the Corporation may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation shall have the power to indemnify him against such liability under the provisions of this Article.

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Section D.                   Amendments. Any amendment, repeal or modification of any of the foregoing provisions of this Article 10 shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such amendment, repeal or modification.

Article 11 – Amendments

The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Formation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

Organizer

The name and address of the organizer:

Lee H. Lytton
710 N Post Oak Rd., Suite 512
Houston, Texas 77024

Effectiveness of Filing

This document becomes effective when the document is filed by the secretary of state.

Execution

The undersigned affirms that the person designated as registered agent has consented to the appointment. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized to execute the filing instrument.

Date:__________________________

______________________
Lee H. Lytton

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Exhibit 4
BYLAWS
OF
PETROLIA ENERGY CORPORTATION
a Texas corporation

ARTICLE 1.
DEFINITIONS

1.1           Definitions. Unless the context clearly requires otherwise, in these Bylaws:

a.
“Articles of Incorporation” or “Articles” means the Certificate of Formation of Petrolia Energy Corporation, as filed with the Secretary of State of the State of Texas and includes all amendments thereto and restatements thereof subsequently filed.

b.	“Board” means the board of directors of the Company and/or an authorized Committee of the Board, as applicable.

c.	“Bylaws” means these Bylaws as adopted by the Board and includes amendments subsequently adopted by the Board or by the Stockholders.

d.	“Company” means Petrolia Energy Corporation, a Texas corporation.

e.	“Section” refers to sections of these Bylaws.

f.	“Stockholder” means stockholders of record of the Company.

g.	“Texas Law” means the Texas Business Organizations Code, as amended from time to time.

1.2           Offices. The title of an office refers to the person or persons who at any given time perform the duties of that particular office for the Company.

ARTICLE 2.
OFFICES

2.1           Principal Office. The Company may locate its principal office within or without the state of incorporation as the Board may determine.

2.2           Registered Office. The registered office of the Company required by law to be maintained in the state of incorporation may be, but need not be, the same as the principal place of business of the Company. The Board may change the address of the registered office from time to time.

2.3           Other Offices. The Company may have offices at such other places, either within or without the state of incorporation, as the Board may designate or as the business of the Company may require from time to time.

ARTICLE 3.
MEETINGS OF STOCKHOLDERS

3.1           Annual Meetings. The Stockholders of the Company shall hold their annual meetings for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings at such time, date and place as the Board shall determine by resolution.

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3.2           Special Meetings. The Board, the Chairman of the Board, the President, a majority of the members of the Board or a committee of the Board duly designated and whose powers and authority include the power to call meetings may call special meetings of the Stockholders of the Company at any time for any purpose or purposes. Special meetings of the Stockholders of the Company may also be called by the holders of at least 25% of all shares entitled to vote at the proposed special meeting.

If any person(s) other than the Board or the Chairman call a special meeting, the request shall:

(i)	be in writing;

(ii)	specify the general nature of the business proposed to be transacted; and

(iii)	be delivered personally or sent by registered mail or by facsimile transmission to the Secretary of the Company.

Upon receipt of such a request, the Board shall determine the date, time and place of such special meeting, which must be scheduled to be held on a date that is within ninety (90) days of receipt by the Secretary of the request therefor, and the Secretary of the Company shall prepare a proper notice thereof. No business may be transacted at such special meeting other than the business specified in the notice to Stockholders of such meeting.

3.3           Place of Meetings. The Stockholders shall hold all meetings at such places, within or without the State of Texas, as the Board or a committee of the Board shall specify in the notice or waiver of notice for such meetings.

3.4           Notice of Meetings. Except as otherwise required by law, the Board or a committee of the Board shall give notice of each meeting of Stockholders, whether annual or special, not less than 10 nor more than 60 days before the date of the meeting. The Board or a committee of the Board shall deliver a notice to each Stockholder entitled to vote at such meeting by delivering a typewritten or printed notice thereof to him personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him at his address as it appears on the records of the Company, or by transmitting a notice thereof to him at such address by telegraph, telecopy, cable or wireless. If mailed, notice is given on the date deposited in the United States mail, postage prepaid, directed to the Stockholder at his address as it appears on the records of the Company. An affidavit of the Secretary or an Assistant Secretary or of the Transfer Agent of the Company that he has given notice shall constitute, in the absence of fraud, prima facie evidence of the facts stated therein.

Every notice of a meeting of the Stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, also shall state the purpose or purposes of the meeting. Furthermore, if the Company will maintain the list at a place other than where the meeting will take place, every notice of a meeting of the Stockholders shall specify where the Company will maintain the list of Stockholders entitled to vote at the meeting.

3.5           Notice of Stockholder Business and Nominations. Subject to the Articles of Incorporation, the Stockholders who intend to nominate persons to the Board of Directors, subject where applicable to these Bylaws and applicable law, or propose any other action at an annual meeting of Stockholders must timely notify the Secretary of the Company of such intent. To be timely, a Stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not earlier than the close of business on the day which falls 120 days prior to the one year anniversary of the Company’s last annual meeting of Stockholders and not later than the close of business on the day which falls 90 days prior to the one year anniversary of the Company’s last annual meeting of Stockholders, together with written notice of the shareholder’s intention to present a proposal for action at the meeting, unless the Company’s annual meeting date occurs more than 30 days before or 30 days after the one year anniversary of the Company’s last annual meeting of Stockholders. In that case, the Company must receive proposals not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which the Company first makes a public announcement of the date of the annual meeting. Such notice must be in writing and must include (a) the name and record address of the Stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such Stockholder; (b) a representation that the Stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the Stockholder in such business; and (e) any other information that is required to be provided by the Stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”), if the Company is subject to the Exchange Act. In the event the Stockholder proposal relates to a nomination for appointment of a director of the Company, the notice shall also set forth (a) as to each person whom the Stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

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Nominations of persons for election to the Board of Directors may be made at any annual meeting of Stockholders, or at any special meeting of Stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any Stockholder of the Company (i) who is a Stockholder of record on the date of the giving of the notice provided for in this Section 3.5 and on the record date for the determination of Stockholders entitled to notice of and to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 3.5.

Notwithstanding the foregoing, in order to include information with respect to a Stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, Stockholders must provide notice as required by, and otherwise comply with the requirements of, the Exchange Act and the regulations promulgated thereunder. The Board of Directors reserves the right to refuse to submit any such proposal to Stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete. For the avoidance of doubt, the foregoing Section 3.5 shall be the exclusive means for a Stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, if the Company is subject to the Exchange Act) at an annual meeting of stockholders. For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by a national service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act. Notwithstanding the foregoing provisions of this Section 3.5, a stockholder shall also comply with all applicable requirements of the Exchange Act and applicable state law with respect to matters set forth in this Section 3.5. Nothing in this Section 3.5 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, or the Company’s or the Board of Director’s rights and obligations under the Exchange Act and state law, as applicable.

3.6           Waiver of Notice. Whenever these Bylaws require written notice, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall constitute the equivalent of notice. Attendance of a person at any meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. No written waiver of notice need specify either the business to be transacted at, or the purpose or purposes of any regular or special meeting of the Stockholders, directors or members of a committee of the Board.

3.7           Adjournment of Meeting. When the Stockholders, the Board of Directors, or an officer (as provided in Section 3.8 below), adjourn a meeting to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Stockholders may transact any business which they may have transacted at the original meeting. If the adjournment is for more than 30 days or, if after the adjournment, the Board or a committee of the Board fixes a new record date for the adjourned meeting, the Board or a committee of the Board shall give notice of the adjourned meeting to each Stockholder of record entitled to vote at the meeting.

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3.8           Quorum. Except as otherwise required by law, the holders of 33-1/3% of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes at any meeting of the Stockholders except as otherwise provided by applicable law, by the Articles of Incorporation or by these Bylaws. In the absence of a quorum at any meeting or any adjournment thereof, (A) the Board of Directors, without a vote of the Stockholders, may (1) postpone, reschedule, or cancel any previously scheduled annual meeting of stockholders and (2) postpone, reschedule, or cancel any previously scheduled special meeting of the Stockholders called by the Board of Directors or management (but not by the Stockholders); or (B) the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, or, in the absence therefrom of all the Stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting to another place, date or time.

If the chairman of the meeting gives notice of any adjourned special meeting of Stockholders to all Stockholders entitled to vote thereat, stating that the minimum percentage of Stockholders for a quorum as provided by Texas Law shall constitute a quorum, then, except as otherwise required by law, that percentage at such adjourned meeting shall constitute a quorum and a majority of the votes cast at such meeting shall determine all matters.

Votes cast shall include votes cast against any proposal and shall exclude abstentions and broker non-votes, provided that votes cast against any proposal, abstentions and broker non-votes shall be counted in determining a quorum at any meeting.

3.9           Organization. Such person as the Board may have designated or, in the absence of such a person, the highest ranking officer of the Company who is present shall call to order any meeting of the Stockholders, determine the presence of a quorum, and act as chairman of the meeting. In the absence of the Secretary or an Assistant Secretary of the Company, the chairman shall appoint someone to act as the secretary of the meeting.

3.10           Conduct of Business. The chairman of any meeting of Stockholders shall determine the order of business and the procedure at the meeting, including such regulations of the manner of voting and the conduct of discussion as he deems in order.

3.11           List of Stockholders. At least 10 days before every meeting of Stockholders, the Secretary shall prepare a list of the Stockholders entitled to vote at the meeting or any adjournment thereof, arranged in alphabetical order, showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. The Company shall make the list available for examination by any Stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting will take place or at the place designated in the notice of the meeting.

The Secretary shall produce and keep the list at the time and place of the meeting during the entire duration of the meeting, and any Stockholder who is present may inspect the list at the meeting. The list shall constitute presumptive proof of the identity of the Stockholders entitled to vote at the meeting and the number of shares each Stockholder holds.

A determination of Stockholders entitled to vote at any meeting of Stockholders pursuant to this Section shall apply to any adjournment thereof.

3.12           Fixing of Record Date. For the purpose of determining Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or Stockholders entitled to receive payment of any dividend, or in order to make a determination of Stockholders for any other proper purpose, the Board or a committee of the Board may fix in advance a date as the record date for any such determination of Stockholders. However, the Board shall not fix such date, in any case, more than 60 days nor less than 10 days prior to the date of the particular action.

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If the Board or a committee of the Board does not fix a record date for the determination of Stockholders entitled to notice of or to vote at a meeting of Stockholders, the record date shall be at the close of business on the day next preceding the day on which notice is given or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held or the date on which the Board adopts the resolution declaring a dividend.

3.13           Voting of Shares. Except as otherwise required by Texas Law, the Articles or the Bylaws, (i) at all meetings of Stockholders for the election of directors, a plurality of votes cast shall be sufficient to elect such directors; (ii) any other action taken by Stockholders shall be valid and binding upon the Company with the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a Shareholders’ meeting of the Company at which a quorum is present is the act of the shareholders; and (iii) broker non-votes are considered for purposes of establishing a quorum but not considered as votes cast for or against a proposal or director nominee. Each Stockholder shall have one vote for every share of stock having voting rights registered in his name on the record date for the meeting, except as otherwise provided in any preferred stock designation setting forth the right of preferred stock shareholders. The Company shall not have the right to vote treasury stock of the Company, nor shall another corporation have the right to vote its stock of the Company if the Company holds, directly or indirectly, a majority of the shares entitled to vote in the election of directors of such other corporation. Persons holding stock of the Company in a fiduciary capacity shall have the right to vote such stock. Persons who have pledged their stock of the Company shall have the right to vote such stock unless in the transfer on the books of the Company the pledgor expressly empowered the pledgee to vote such stock. In that event, only the pledgee, or his proxy, may represent such stock and vote thereon.

Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

3.14           Inspectors. At any meeting in which the Stockholders vote by ballot, the chairman may appoint one or more inspectors. Each inspector shall take and sign an oath to execute the duties of inspector at such meeting faithfully, with strict impartiality, and according to the best of his ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each; determine the shares represented at a meeting and the validity of proxies and ballots; count all votes and ballots; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The certification required herein shall take the form of a subscribed, written report prepared by the inspectors and delivered to the Secretary of the Company. An inspector need not be a Stockholder of the Company, and any officer of the Company may be an inspector on any question other than a vote for or against a proposal in which he has a material interest.

3.15           Proxies. A Stockholder may exercise any voting rights in person or by his proxy appointed by an instrument in writing, which he or his authorized attorney-in-fact has subscribed and which the proxy has delivered to the Secretary of the meeting pursuant to the manner prescribed by law.

A proxy is not valid after the expiration of 11 months after the date of its execution, unless the person executing it specifies thereon the length of time for which it is to continue in force (which length may exceed 11 months) or limits its use to a particular meeting. Each proxy is irrevocable if it expressly states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

The attendance at any meeting of a Stockholder who previously has given a proxy shall not have the effect of revoking the same unless he notifies the Secretary in writing prior to the voting of the proxy.

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3.16           Action by Consent. Any action required to be taken at any annual or special meeting of Stockholders of the Company or any action which may be taken at any annual or special meeting of such Stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action that is the subject of the consent at a meeting in which each Stockholder entitled to vote on the action is present and votes, and shall be delivered to the Company by delivery to its registered office, its principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded.

Every written consent shall bear the date of signature of each Stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days (or such other period as provided by applicable law) of the earliest dated consent delivered in the manner required by this section to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company by delivery to its registered office, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those Stockholders who have not consented in writing.

3.17           Cumulative Voting. Cumulative voting is expressly forbidden.

ARTICLE 4.
BOARD OF DIRECTORS

4.1           General Powers. The Board shall manage the property, business and affairs of the Company.

4.2           Number. The number of directors who shall constitute the Board shall equal not less than 1 nor more than 10, as the Board or majority Stockholders may determine by resolution from time to time.

4.3           Election of Directors and Term of Office. The Stockholders of the Company shall elect the directors at the annual or adjourned annual meeting (except as otherwise provided herein for the filling of vacancies). Each director shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

4.4           Resignations. Any director of the Company may resign at any time by giving written notice to the Board or to the Secretary of the Company. Any resignation shall take effect upon receipt or at the time specified in the notice. Unless the notice specifies otherwise, the effectiveness of the resignation shall not depend upon its acceptance.

4.5           Removal. Stockholders holding a majority of the outstanding shares entitled to vote at an election of directors may remove any director or the entire Board of Directors at any time, with or without cause.

4.6           Vacancies. Any vacancy on the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause may be filled by a majority of the remaining directors, a sole remaining director, or the majority Stockholders. Any director elected to fill a vacancy shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

4.7           Chairman of the Board. At the initial and annual meeting of the Board, the directors may elect from their number a Chairman of the Board of Directors. The Chairman shall preside at all meetings of the Board and shall perform such other duties as the Board may direct. The Board also may elect a Vice Chairman and other officers of the Board, with such powers and duties as the Board may designate from time to time.

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4.8           Compensation. The Board may compensate directors for their services and may provide for the payment of all expenses the directors incur by attending meetings of the Board or otherwise.

4.9           Insuring Directors, Officers, and Employees. The Company may purchase and maintain insurance on behalf of any director, officer, employee, or agent of the Company, or on behalf of any person serving at the request of the Company as a director, officer, employee, or agent of another company, partnership, joint venture, trust, or other enterprise, against any liability asserted against that person and incurred by that person in any such company, whether or not the Company has the power to indemnify that person against liability for any of those acts.

ARTICLE 5.
MEETINGS OF DIRECTORS

5.1           Regular Meetings. The Board may hold regular meetings at such places, dates and times as the Board shall establish by resolution. If any day fixed for a meeting falls on a legal holiday, the Board shall hold the meeting at the same place and time on the next succeeding business day. The Board need not give notice of regular meetings.

5.2           Place of Meetings. The Board may hold any of its meetings in or out of the State of Texas, at such places as the Board may designate, at such places as the notice or waiver of notice of any such meeting may designate, or at such places as the persons calling the meeting may designate.

5.3           Meetings by Telecommunications. The Board or any committee of the Board may hold meetings by means of conference telephone or similar telecommunications equipment that enable all persons participating in the meeting to hear each other. Such participation shall constitute presence in person at such meeting.

5.4           Special Meetings. The Chairman of the Board (or if there is no Chairman, any member of the Board of Directors), the President (or any Vice President if the President is absent or unable or refuses to act), or any two directors then in office (not including the Chairman, if the Company has a Chairman) may call a special meeting of the Board. The person or persons authorized to call special meetings of the Board may fix any place, either in or out of the State of Texas as the place for the meeting.

5.5           Notice of Special Meetings. The person or persons calling a special meeting of the Board shall give written notice to each director of the time, place, date and purpose of the meeting of not less than three business days if by mail and not less than 24 hours if by facsimile (with confirmation of delivery), email or in person before the date of the meeting, or as otherwise provided by law. If mailed, notice is given on the date deposited in the United States mail, postage prepaid, to such director. A director may waive notice of any special meeting, and any meeting shall constitute a legal meeting without notice if all the directors are present or if those not present sign either before or after the meeting a written waiver of notice, a consent to such meeting, or an approval of the minutes of the meeting. A notice or waiver of notice need not specify the purposes of the meeting or the business which the Board will transact at the meeting. Generally, a tentative agenda will be included, but the meeting shall not be confined to any agenda included with the notice.

Upon providing notice, the Secretary or other officer sending notice shall sign and file in the Corporate Record Book a statement of the details of the notice given to each director. If such statement should later not be found in the Corporate Record Book, due notice shall be presumed.

5.6           Waiver by Presence. Except when expressly for the purpose of objecting to the legality of a meeting, a director’s presence at a meeting shall constitute a waiver of notice of such meeting.

5.7           Quorum. A majority of the directors then in office shall constitute a quorum for all purposes at any meeting of the Board. In the absence of a quorum, a majority of directors present at any meeting may adjourn the meeting to another place, date or time without further notice. No proxies shall be given by directors to any person for purposes of voting or establishing a quorum at a directors’ meeting.

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5.8           Conduct of Business. The Board shall transact business in such order and manner as the Board may determine. Except as the law requires otherwise, the Board shall determine all matters by the vote of a majority of the directors present at a meeting at which a quorum is present. The directors shall act as a Board, and the individual directors shall have no power as such. At every meeting of the Board of Directors, the Chairman of the Board, if there is such an officer, and if not, the President, or in the President’s absence, a Vice President designated by the President, or in the absence of such designation, a Chairman chosen by a majority of the directors present, shall preside. The Secretary of the Company shall act as Secretary of the Board of Directors’ meetings. When the Secretary is absent from any meeting or in the discretion of the Chairman, the Chairman may appoint any person to act as Secretary of that meeting.

5.9           Action by Consent. The Board or a committee of the Board may take any required or permitted action without a meeting if all members of the Board or committee consent thereto in writing and file such consent with the minutes of the proceedings of the Board or committee.

5.10           Transactions with Interested Directors. Any contract or other transaction between the Company and any of its directors (or any corporation or firm in which any of its directors are directly or indirectly interested) shall be valid for all purposes notwithstanding the presence of that director at the meeting during which the contract or transaction was authorized, and notwithstanding the directors’ participation in that meeting. This section shall apply only if the contract or transaction is just and reasonable to the Company at the time it is authorized and ratified, the interest of each director is known or disclosed to the Board of Directors, and the Board (or an authorized committee thereof) nevertheless authorizes or ratifies the contract or transaction by a majority of the disinterested directors present (or by authorized committee of the Board). Each interested director is to be counted in determining whether a quorum is present, but shall not vote and shall not be counted in calculating the majority necessary to carry the vote. This section shall not be construed to invalidate contracts or transactions that would be valid in its absence.

ARTICLE 6.
COMMITTEES

6.1           Committees of the Board. The Board may designate, by a vote of a majority of the directors then in office, committees of the Board. The committees shall serve at the pleasure of the Board and shall possess such lawfully delegable powers and duties as the Board may confer.

6.2           Selection of Committee Members. The Board shall elect by a vote of a majority of the directors then in office a director or directors to serve as the member or members of a committee. By the same vote, the Board may designate other directors as alternate members who may replace any absent or disqualified member at any meeting of a committee. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may appoint by unanimous vote another member of the Board to act at the meeting in the place of the absent or disqualified member.

6.3           Conduct of Business. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as the law or these Bylaws require otherwise and except as the Board shall otherwise determine. Each committee shall make adequate provision for notice of all meetings to members. A majority of the members of the committee shall constitute a quorum, unless the committee consists of one or two members. In that event, one member shall constitute a quorum. A majority vote of the members present shall determine all matters. A committee may take action without a meeting if all the members of the committee consent in writing and file the consent or consents with the minutes of the proceedings of the committee.

6.4           Authority. Any committee, to the extent the Board provides, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the affixation of the Company’s seal to all instruments which may require or permit it. However, no committee shall have any power or authority with regard to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the Stockholders the sale, lease or exchange of all or substantially all of the Company’s property and assets, recommending to the Stockholders a dissolution of the Company or a revocation of a dissolution of the Company, or amending these Bylaws of the Company. Unless a resolution of the Board expressly provides, no committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger.

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6.5           Minutes. Each committee shall keep regular minutes of its proceedings and report the same to the Board when required.

6.6           Committees. All Committees and all powers provided to such Committees shall be consistent with Texas Law, the Articles and the rules and regulations of the principal market or exchange on which the Company’s capital stock then trades.

ARTICLE 7.
OFFICERS

7.1           Officers of the Company. The officers of the Company shall consist of a President, a Secretary, a Treasurer and such Vice Presidents, a Chief Financial Officer, Assistant Secretaries, Assistant Treasurers, and other officers as the Board may designate and elect from time to time. The same person may hold at the same time any two or more offices.

7.2           Election and Term. The Board shall elect the officers of the Company. Each officer shall hold office until his death, resignation, retirement, removal or disqualification, or until his successor shall have been elected and qualified.

7.3           Compensation of Officers. The Board shall fix the compensation of all officers of the Company. No officer shall serve the Company in any other capacity and receive compensation, unless the Board authorizes the additional compensation.

7.4           Removal of Officers and Agents. The Board may remove any officer or agent it has elected or appointed at any time, with or without cause.

7.5           Resignation of Officers and Agents. Any officer or agent the Board has elected or appointed may resign at any time by giving written notice to the Board, the Chairman of the Board, the President, or the Secretary of the Company. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified. Unless otherwise specified in the notice, the Board need not accept the resignation to make it effective.

7.6           Bond. The Board may require by resolution any officer, agent, or employee of the Company to give bond to the Company, with sufficient sureties conditioned on the faithful performance of the duties of his respective office or agency. The Board also may require by resolution any officer, agent or employee to comply with such other conditions as the Board may require from time to time.

7.7           President. The President shall be the chief operating officer of the Company and, subject to the Board’s control, shall supervise and direct all of the business and affairs of the Company. When present, he shall sign (with or without the Secretary, an Assistant Secretary, or any other officer or agent of the Company which the Board has authorized) deeds, mortgages, bonds, contracts or other instruments which the Board has authorized an officer or agent of the Company to execute. However, the President shall not sign any instrument which the law, these Bylaws, or the Board expressly require some other officer or agent of the Company to sign and execute. In general, the President shall perform all duties incident to the office of President and such other duties as the Board may prescribe from time to time.

7.8           Vice Presidents. In the absence of the President or in the event of his death, inability or refusal to act, the Vice Presidents in the order of their length of service as Vice Presidents, unless the Board determines otherwise, shall perform the duties of the President. When acting as the President, a Vice President shall have all the powers and restrictions of the Presidency. A Vice President shall perform such other duties as the President or the Board may assign to him from time to time.

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7.9           Chief Financial Officer. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the Company with such depositories as the Board may designate. The Chief Financial Officer shall disburse the funds of the Company as may be ordered by the Board, shall render to the Chief Executive Officer or, in the absence of a Chief Executive Officer, any president and directors, whenever they request it, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the Company, and shall have other powers and perform such other duties as may be prescribed by the Board or these Bylaws.

The Chief Financial Officer may be the Treasurer of the Company.

7.10           Secretary. The Secretary shall (a) keep the minutes of the meetings of the Stockholders and of the Board in one or more books for that purpose, (b) give all notices which these Bylaws or the law requires, (c) serve as custodian of the records and seal of the Company, (d) affix the seal of the Company to all documents which the Board has authorized execution on behalf of the Company under seal, (e) maintain a register of the address of each Stockholder of the Company (unless maintained by a duly appointed Transfer Agent), (f) sign, with the President, a Vice President, or any other officer or agent of the Company which the Board has authorized, certificates for shares of the Company, (g) have charge of the stock transfer books of the Company, and (h) perform all duties which the President or the Board may assign to him from time to time.

7.11           Assistant Secretaries. In the absence of the Secretary or in the event of his death, inability or refusal to act, the Assistant Secretaries in the order of their length of service as Assistant Secretary, unless the Board determines otherwise, shall perform the duties of the Secretary. When acting as the Secretary, an Assistant Secretary shall have the powers and restrictions of the Secretary. An Assistant Secretary shall perform such other duties as the President, Secretary or Board may assign from time to time.

7.12           Treasurer. The Treasurer shall (a) have responsibility for all funds and securities of the Company, (b) receive and give receipts for moneys due and payable to the Company from any source whatsoever, (c) deposit all moneys in the name of the Company in depositories which the Board selects, and (d) perform all of the duties which the President or the Board may assign to him from time to time.

7.13           Assistant Treasurers. In the absence of the Treasurer or in the event of his death, inability or refusal to act, the Assistant Treasurers in the order of their length of service as Assistant Treasurer, unless the Board determines otherwise, shall perform the duties of the Treasurer. When acting as the Treasurer, an Assistant Treasurer shall have the powers and restrictions of the Treasurer. An Assistant Treasurer shall perform such other duties as the Treasurer, the President, or the Board may assign to him from time to time.

7.14           Other Officers. The Board may appoint, or empower the Chief Executive Officer, or any other duly appointed officer of the Company, to appoint, such other officers and agents as the business of the Company may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board, Chief Executive Officer, or other designated officer may from time to time determine.

7.15           Delegation of Authority. Notwithstanding any provision of these Bylaws to the contrary, the Board may delegate the powers or duties of any officer to any other officer or agent.

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7.16           Action with Respect to Securities of Other Corporations. Unless the Board directs otherwise, the President shall have the power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which the Company holds securities. Furthermore, unless the Board directs otherwise, the President shall exercise any and all rights and powers which the Company possesses by reason of its ownership of securities in another corporation.

7.17           Vacancies. The Board may fill any vacancy in any office because of death, resignation, removal, disqualification or any other cause in the manner which these Bylaws prescribe for the regular appointment to such office.

7.18           Corporate Governance Compliance. Without otherwise limiting the powers of the Board set forth herein and provided that shares of capital stock of the Company are listed for trading on either the NASDAQ Stock Market (“NASDAQ”) or the New York Stock Exchange (“NYSE”)(including the NYSE MKT), the Company shall comply with the corporate governance rules and requirements of the NASDAQ or the NYSE, as applicable.

ARTICLE 8.
CONTRACTS, DRAFTS, DEPOSITS AND ACCOUNTS

8.1           Contracts. Except as otherwise provided in these Bylaws, the Board, or any officers of the corporation authorized thereby, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Company; such authority may be general or confined to specific instances.

8.2           Drafts. From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3           Deposits. The Treasurer shall deposit all funds of the Company not otherwise employed in such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Company to whom the Board has delegated such power may select. For the purpose of deposit and collection for the account of the Company, the President or the Treasurer (or any other officer, assistant, agent or attorney of the Company whom the Board has authorized) may endorse, assign and deliver checks, drafts and other orders for the payment of money payable to the order of the Company.

8.4           General and Special Bank Accounts. The Board may authorize the opening and keeping of general and special bank accounts with such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Company to whom the Board has delegated such power may select. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE 9.
CERTIFICATES FOR SHARES AND THEIR TRANSFER

9.1           Certificates for Shares. Shares of the capital stock of the Company may be certificated or uncertificated, as provided under Texas Law. Each Stockholder, upon written request to the Transfer Agent or registrar of the Company, shall be entitled to a certificate of the capital stock of the Company in such form as may from time to time be prescribed by the Board of Directors.  The Secretary, Transfer Agent, or registrar of the Company shall number the certificates representing shares of the stock of the Company in the order in which the Company issues them. The President or any Vice President and the Secretary or any Assistant Secretary shall sign the certificates in the name of the Company. Any or all certificates may contain facsimile signatures. In case any officer, Transfer Agent, or registrar who has signed a certificate, or whose facsimile signature appears on a certificate, ceases to serve as such officer, Transfer Agent, or registrar before the Company issues the certificate, the Company may issue the certificate with the same effect as though the person who signed such certificate, or whose facsimile signature appears on the certificate, was such officer, Transfer Agent, or registrar at the date of issue. The Secretary, Transfer Agent, or registrar of the Company shall keep a record in the stock transfer books of the Company of the names of the persons, firms or corporations owning the stock represented by the certificates, the number and class of shares represented by the certificates and the dates thereof and, in the case of cancellation, the dates of cancellation. The Secretary, Transfer Agent, or registrar of the Company shall cancel every certificate surrendered to the Company for exchange or transfer. Except in the case of a lost, destroyed, stolen or mutilated certificate, the Secretary, Transfer Agent, or registrar of the Company shall not issue a new certificate in exchange for an existing certificate until he has canceled the existing certificate.

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9.2           Transfer of Shares. A holder of record of shares of the Company’s stock, or his attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary, Transfer Agent or registrar of the Company, may transfer his shares only on the stock transfer books of the Company. Such person shall furnish to the Secretary, Transfer Agent, or registrar of the Company proper evidence of his authority to make the transfer and shall properly endorse and surrender for cancellation his existing certificate or certificates for such shares. Whenever a holder of record of shares of the Company’s stock makes a transfer of shares for collateral security, the Secretary, Transfer Agent, or registrar of the Company shall state such fact in the entry of transfer if the transferor and the transferee request. When a transfer of shares is requested and there is reasonable doubt as to the right of the person seeking the transfer, the Company or its Transfer Agent, before recording the transfer of the shares on its books or issuing any certificate there for, may require from the person seeking the transfer reasonable proof of that person’s right to the transfer. If there remains a reasonable doubt of the right to the transfer, the Company may refuse a transfer unless the person gives adequate security or a bond of indemnity executed by a corporate surety or by two individual sureties satisfactory to the Company as to form, amount, and responsibility of sureties. The bond shall be conditioned to protect the Company, its officers, Transfer Agents, and registrars, or any of them, against any loss, damage, expense, or other liability for the transfer or the issuance of a new certificate for shares.

9.3           Lost Certificates. The Board may direct the Secretary, Transfer Agent, or registrar of the Company to issue a new certificate to any holder of record of shares of the Company’s stock claiming that he has lost such certificate, or that someone has stolen, destroyed or mutilated such certificate, upon the receipt of an affidavit from such holder to such fact. When authorizing the issue of a new certificate, the Board, in its discretion may require as a condition precedent to the issuance that the owner of such certificate give the Company a bond of indemnity in such form and amount as the Board may direct.

9.4           Regulations. The Board may make such rules and regulations, not inconsistent with these Bylaws, as it deems expedient concerning the issue, transfer and registration of certificates for shares of the stock of the Company. The Board may appoint or authorize any officer or officers to appoint one or more Transfer Agents, or one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

9.5           Holder of Record. The Company may treat as absolute owners of shares the person in whose name the shares stand of record as if that person had full competency, capacity and authority to exercise all rights of ownership, despite any knowledge or notice to the contrary or any description indicating a representative, pledge or other fiduciary relation, or any reference to any other instrument or to the rights of any other person appearing upon its record or upon the share certificate. However, the Company may treat any person furnishing proof of his appointment as a fiduciary as if he were the holder of record of the shares.

9.6           Treasury Shares. Treasury shares of the Company shall consist of shares which the Company has issued and thereafter acquired but not canceled. Treasury shares shall not carry voting or dividend rights.

9.7           Consideration For Shares. Shares may be issued for such consideration as may be fixed from time to time by the Board of Directors, but not less than the par value stated in the Articles.

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ARTICLE 10.
INDEMNIFICATION

10.1  Definitions. In this Article:

(a)           “Indemnitee” means (i) any present or former director, advisory director or officer of the Company, (ii) any person who while serving in any of the capacities referred to in clause (i) hereof served at the Company’s request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) the Board of Directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) hereof.

(b)           “Official Capacity” means (i) when used with respect to a director, the office of director of the Company, and (ii) when used with respect to a person other than a director, the elective or appointive office of the Company held by such person or the employment or agency relationship undertaken by such person on behalf of the Company, but in each case does not include service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

(c)           “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

10.2           Indemnification. The Company shall indemnify every Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any Proceeding in which he was, is or is threatened to be named defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, in any of the capacities referred to in Section 10.1, if it is determined in accordance with Section 10.4 that the Indemnitee (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his Official Capacity, that his conduct was in the Company’s best interests and, in all other cases, that his conduct was at least not opposed to the Company’s best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to the Company or is found liable on the basis that personal benefit was improperly received by the Indemnitee the indemnification (i) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the Proceeding and (ii) shall not be made in respect of any Proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company. Except as provided in the immediately preceding proviso to the first sentence of this Section 10.2, no indemnification shall be made under this Section 10.2 in respect of any Proceeding in which such Indemnitee shall have been (a) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee’s Official Capacity, or (b) found liable to the Company. The termination of any Proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a), (b) or (c) in the first sentence of this Section 10.2. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall, include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee. The indemnification provided herein shall be applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven.

10.3           Successful Defense. Without limitation of Section 10.2 and in addition to the indemnification provided for in Section 10.2, the Company shall indemnify every Indemnitee against reasonable expenses incurred by such person in connection with any Proceeding in which he is a witness or a named defendant or respondent because he served in any of the capacities referred to in Section 10.1, if such person has been wholly successful, on the merits or otherwise, in defense of the Proceeding.

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10.4           Determinations. Any indemnification under Section 10.2 (unless ordered by a court of competent jurisdiction) shall be made by the Company only upon a determination that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who, at the time of such vote, are not named defendants or respondents in the Proceeding; (b) if such a quorum cannot be obtained, then by a majority vote of a committee of the Board of Directors, duly designated to act in the matter by a majority vote of all directors (in which designated directors who are named defendants or respondents in the Proceeding may participate), such committee to consist solely of two (2) or more directors who, at the time of the committee vote, are not named defendants or respondents in the Proceeding; (c) by special legal counsel selected by the Board of Directors or a committee thereof by vote as set forth in clauses (a) or (b) of this Section 10.4 or, if the requisite quorum of all of the directors cannot be obtained therefor and such committee cannot be established, by a majority vote of all of the directors (in which directors who are named defendants or respondents in the Proceeding may participate); or (d) by the shareholders in a vote that excludes the shares held by directors that are named defendants or respondents in the Proceeding. Determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, determination as to reasonableness of expenses must be made in the manner specified in clause (c) of the preceding sentence for the selection of special legal counsel. In the event a determination is made under this Section 10.4 that the Indemnitee has met the applicable standard of conduct as to some matters but not as to others, amounts to be indemnified may be reasonably prorated.

10.5           Advancement of Expenses. Reasonable expenses (including court costs and attorneys’ fees) incurred by an Indemnitee who was or is a witness or was, is or is threatened to be made a named defendant or respondent in a Proceeding shall be paid by the Company at reasonable intervals in advance of the final disposition of such Proceeding, and without making any of the determinations specified in Section 10.4, after receipt by the Company of (a) a written affirmation by such Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification by the Company under this Article and (b) a written undertaking by or on behalf of such Indemnitee to repay the amount paid or reimbursed by the Company if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Article. Such written undertaking shall be an unlimited obligation of the Indemnitee but need not be secured and it may be accepted without reference to financial ability to make repayment. Notwithstanding any other provision of this Article, the Company may pay or reimburse expenses incurred by an Indemnitee in connection with his appearance as a witness or other participation in a Proceeding at a time when he is not named a defendant or respondent in the Proceeding.

10.6           Employee Benefit Plans. For purposes of this Article, the Company shall be deemed to have requested an Indemnitee to serve an employee benefit plan whenever the performance by him of his duties to the Company also imposes duties on or otherwise involves services by him to the plan or participants or beneficiaries of the plan. Excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall be deemed fines. Action taken or omitted by an Indemnitee with respect to an employee benefit plan in the performance of his duties for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Company.

10.7           Other Indemnification and Insurance. The indemnification provided by this Article shall (a) not be deemed exclusive of, or to preclude, any other rights to which those seeking indemnification may at any time be entitled under the Company’s Articles of Incorporation, any law, agreement or vote of shareholders or disinterested directors, or otherwise, or under any policy or policies of insurance purchased and maintained by the Company on behalf of any Indemnitee, both as to action in his Official Capacity and as to action in any other capacity, (b) continue as to a person who has ceased to be in the capacity by reason of which he was an Indemnitee with respect to matters arising during the period he was in such capacity, (c) inure to the benefit of the heirs, executors and administrators of such a person and (d) not be required if and to the extent that the person otherwise entitled to payment of such amounts hereunder has actually received payment therefor under any insurance policy, contract or otherwise.

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10.8           Notice. Any indemnification of or advance of expenses to an Indemnitee in accordance with this Article shall be reported in writing to the shareholders of the Company with or before the notice or waiver of notice of the next shareholders’ meeting or with or before the next submission to shareholders of a consent to action without a meeting and, in any case, within the 12-month period immediately following the date of the indemnification or advance.

10.9           Construction. The indemnification provided by this Article shall be subject to all valid and applicable laws, including, without limitation, Texas Law, and, in the event this Article or any of the provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and this Article shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.

10.10           Continuing Offer, Reliance, etc. The provisions of this Article (a) are for the benefit of, and may be enforced by, each Indemnitee of the Company, the same as if set forth in their entirety in a written instrument duly executed and delivered by the Company and such Indemnitee and (b) constitute a continuing offer to all present and future Indemnitees. The Company, by its adoption of these Bylaws, (a) acknowledges and agrees that each Indemnitee of the Company has relied upon and will continue to rely upon the provisions of this Article in becoming, and serving in any of the capacities referred to in Section 10.1 of this Article, (b) waives reliance upon, and all notices of acceptance of, such provisions by such Indemnitees and (c) acknowledges and agrees that no present or future Indemnitee shall be prejudiced in his right to enforce the provisions of this Article in accordance with its terms by any act or failure to act on the part of the Company.

10.11           Effect of Amendment. No amendment, modification or repeal of this Article or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitees to be indemnified by the Company, nor the obligation of the Company to indemnify any such Indemnitees, under and in accordance with the provisions of the Article as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

ARTICLE 11.
TAKEOVER OFFERS

11.1           Takeover Offers. In the event the Company receives a takeover offer, the Board of Directors shall consider all relevant factors in evaluating such offer, including, but not limited to, the terms of the offer, and the potential economic and social impact of such offer on the Company’s Stockholders, employees, customers, creditors and community in which it operates.

ARTICLE 12.
DIVIDENDS

12.1           General. The Board, subject to any restrictions contained in either (i) Texas Law, or (ii) the Articles, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Company’s capital stock.

12.2           Dividend Reserve. The Board may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

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ARTICLE 13.
NOTICES

13.1           General. Whenever these Bylaws require notice to any Stockholder, director, officer or agent, such notice does not mean personal notice. A person may give effective notice under these Bylaws in every case by depositing a writing in a post office or letter box in a postpaid, sealed wrapper, or by dispatching a prepaid telegram addressed to such Stockholder, director, officer or agent at his address on the books of the Company. Unless these Bylaws expressly provide to the contrary, the time when the person sends notice shall constitute the time of the giving of notice.

13.2           Waiver of Notice. Whenever the law or these Bylaws require notice, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein.

13.3           Electronic Notice. Without limiting the manner by which notice otherwise may be given effectively to Stockholders pursuant to the Texas Law, the Articles or these Bylaws, any notice to Stockholders given by the Company under any provision of the Texas Law, the Articles or these Bylaws shall be effective if given by a form of electronic transmission consented to by the Stockholder to whom the notice is given. Any such consent shall be revocable by the Stockholder by written notice to the Company. Any such consent shall be deemed revoked if:

(i)	the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent; and

(ii)	such inability becomes known to the Secretary or an Assistant Secretary of the Company or to the Transfer Agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)	if by facsimile telecommunication, when directed to a number at which the Stockholder has consented to receive notice;

(ii)	if by electronic mail, when directed to an electronic mail address at which the Stockholder has consented to receive notice;

(iii)	if by a posting on an electronic network together with separate notice to the Stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv)	if by any other form of electronic transmission, when directed to the Stockholder.

An affidavit of the Secretary or an Assistant Secretary or of the Transfer Agent or other agent of the Company that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Notwithstanding the above, no notice by a form of electronic transmission shall be effective if prohibited by Texas Law, the Articles or these Bylaws.

13.4           Undeliverable Notices. Whenever notice is required to be given, under any provision of the Texas Law, the Articles or these Bylaws, to any Stockholder to whom (a) notice of two (2) consecutive annual meetings, or (b) all, and at least two (2) payments (if sent by first-class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at such person’s address as shown on the records of the Company and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Company a written notice setting forth such person’s then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Company is such as to require the filing of an amendment to the Articles with the Secretary of State of Texas, the amendment need not state that notice was not given to persons to whom notice was not required to be given pursuant to Texas Law.

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ARTICLE 14.
MISCELLANEOUS

14.1           Facsimile Signatures. In addition to the use of facsimile signatures which these Bylaws specifically authorize, the Company may use such facsimile signatures of any officer or officers, agents or agent, of the Company as the Board or a committee of the Board may authorize.

14.2           Corporate Seal. The Board may provide for a suitable seal containing the name of the Company, of which the Secretary shall be in charge. The Treasurer, any Assistant Secretary, or any Assistant Treasurer may keep and use the seal or duplicates of the seal if and when the Board or a committee of the Board so directs.

14.3           Fiscal Year. The Board shall have the authority to fix and change the fiscal year of the Company.

14.4           Bylaw Provisions Additional and Supplemental to Provisions of Law. All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

14.5           Bylaw Provisions Contrary to or Inconsistent with Provisions of Law. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which, upon being construed in the manner provided in Section 14.4 of these Bylaws, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws, and each article, section, subsection, subdivision, sentence, clause, or phrase thereof, would have been adopted irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

ARTICLE 15.
AMENDMENTS

15.1           Subject to the provisions of the Articles, the Stockholders or the Board may amend or repeal these Bylaws at any shareholders or directors meeting, subject to the voting and approval requirements of the shareholders and the directors, as applicable, set forth herein for general Company matters. All amendments shall be upon advice of counsel as to legality, except in emergency. Bylaw changes shall take effect upon adoption unless otherwise specified.

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Appendix B
COLORADO REVISED STATUTES
RIGHTS OF DISSENTING OWNERS

C.R.S.A. § 7-113-101
§ 7-113-101. Definitions

For purposes of this article:

(1)	“Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2)	“Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3)	“Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4)
“Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5)
“Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6)
“Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7)	“Shareholder” means either a record shareholder or a beneficial shareholder.

C.R.S.A. § 7-113-102
§ 7-113-102. Right to dissent

(1)	A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I)	Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II)	The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b)	Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c)	Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1);

(d)
Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2);

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(e)	Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206(2);

(f)	An amendment, conversion, or merger described in section 7-101-504(3); and

(g)
Consummation of a plan by which a public benefit corporation terminates public benefit corporation status by merger or conversion into a corporation that has not elected public benefit corporation status as provided in section 7-101-504(4) or by amendment of its articles of incorporation.

(1.3)
A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or were held of record by more than two thousand shareholders, at the time of:

(a)	The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b)	The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c)	The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8)	The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:

(a)	Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b)
Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or will be held of record by more than two thousand shareholders;

(c)	Cash in lieu of fractional shares; or

(d)	Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2)	(Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

(2.5)
A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3)
A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4)
A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

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C.R.S.A. § 7-113-103
§ 7-113-103. Dissent by nominees and beneficial owners

(1)
A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2)	A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:

(a)	The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b)	The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3)
The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113-203.

C.R.S.A. § 7-113-201
§ 7-113-201. Notice of dissenters’ rights

(1)
If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202(1).

(2)
If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202(2).

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C.R.S.A. § 7-113-202
§ 7-113-202. Notice of intent to demand payment

(1)
If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters’ rights shall:

(a)
Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and

(b)	Not vote the shares in favor of the proposed corporate action.

(2)
If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

(3)	A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.

C.R.S.A. § 7-113-203
§ 7-113-203. Dissenters’ notice

(1)
If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.

(2)
The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:

(a)	State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b)	State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c)	Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d)	Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e)
Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f)	State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g)	Be accompanied by a copy of this article.

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C.R.S.A. § 7-113-204
§ 7-113-204. Procedure to demand payment

(1)	A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

(a)	Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

(b)	Deposit the shareholder’s certificates for certificated shares.

(2)
A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3)	Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

(4)
A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.

C.R.S.A. § 7-113-205
§ 7-113-205. Uncertificated shares

(1)
Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2)	In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

C.R.S.A. § 7-113-206
§ 7-113-206. Payment

(1)
Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.

(2)	The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a)
The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b)	A statement of the corporation’s estimate of the fair value of the shares;

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(c)	An explanation of how the interest was calculated;

(d)	A statement of the dissenter’s right to demand payment under section 7-113-209; and

(e)	A copy of this article.

C.R.S.A. § 7-113-207
§ 7-113-207. Failure to take action

(1)
If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2)
If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

C.R.S.A. § 7-113-208
§ 7-113-208. Special provisions relating to shares acquired
after announcement of proposed corporate action

(1)
The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2)	An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

C.R.S.A. § 7-113-209
§ 7-113-209. Procedure if dissenter is dissatisfied with payment or offer

(1)
A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a)	The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b)	The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c)	The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

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(2)
A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

C.R.S.A. § 7-113-301
§ 7-113-301. Court action

(1)
If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2)
The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation’s principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3)
The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, or as provided by law.

(4)
The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5)
Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.

C.R.S.A. § 7-113-302
§ 7-113-302. Court costs and counsel fees

(1)
The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2)	The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a)	Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

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(b)
Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3)
If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

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Appendix C

Document must be filed electronically. Paper documents are not accepted. Fees & forms are subject to change.

Articles of Amendment
filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number:	20021010602

1. Entity name:	Rockdale Resources Corporation
(If changing the name of the corporation, indicate name BEFORE the name change)

2. New Entity name:
(if applicable)

3. Use of Restricted Words (if any of these
terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box):	☐ "bank" or "trust" or any derivative thereof ☐ "credit union" ☐ "savings and loan" ☐ "insurance", casualty", "mutual", or "surety"

4.	Other amendments, if any, are attached.

5.	If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration as amended is less than perpetual, state the date on which the period of duration expires:
(mm/dd/yyyy)

OR

If the corporation's period of duration as amended is perpetual, mark this box:  ☐

7. (Optional) Delayed effective date:
(mm/dd/yyyy)

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Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:
Womack Leo
(Last) (First) (Middle) (Suffix)
710 N Post Oak Rd.
(Street name and number or Post Office information)
Suite 512
Houston TX 77024
(City) (State) (Postal/Zip Code)
United States
(Province - if applicable) (Country - if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box [ ]  and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

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AMENDMENT TO ARTICLES OF INCORPORATION
OF ROCKDALE RESOURCES CORPORATION

Article II, “Authorized Shares”, Section 1 of the Amended and Restated Articles of Incorporation of the Corporation is hereby deleted and replaced in its entirety by the following:

“Section 1:                      Number. The aggregate number of shares which the Corporation shall have authority to issue is (a) 150 million (150,000,000) Common Shares of one class, with unlimited voting rights, all with a par value of $0.001 per share and (b) One Million (1,000,000) Preferred Shares, all with a par value of $0.10 per share, to have such classes and preferences as the Board of Directors may determine from time to time.”

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Appendix D
ROCKDALE RESOURCES CORPORATION
2015 STOCK INCENTIVE PLAN

ARTICLE I—PREAMBLE

1.1            This 2015 Stock Incentive Plan of Rockdale Resources Corporation (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2            Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3            The Company’s board of directors adopted the Plan on September 24, 2015. The Plan shall be effective September 24, 2015 (the “Effective Date”), subject to approval by the shareholders of the Company to the extent necessary to satisfy the requirements of the Code, the Act, or other applicable federal or state law. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4            The Plan shall be governed by, and construed in accordance with, the laws of the State of Texas (except its choice-of-law provisions).

1.5            Capitalized terms shall have the meaning provided in Article II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II—DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1            “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2            “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3            “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.4            “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.5            “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.6            “Bylaws” shall mean the Bylaws of the Company as amended from time to time.

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2.7            “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.8            “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.9            “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee has authority to administer the Plan) or the Board of Directors of the Company.

2.10           “Common Stock” means the Company’s common stock.

2.11           “Company” means Rockdale Resources Corporation, a Colorado corporation.

2.12.           “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.13           “Director” means a member of the Board of Directors of the Company.

2.14           “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.15           “Effective Date” shall be the date set forth in Section 1.3 of the Plan.

2.16            “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.17           “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, subject to any other limitations as may be provided by the Code, the Act, or the Board. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

2.19            “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.20           “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.21           “Fair Market Value” means, as of any date and unless the Committee determines otherwise, the value of Common Stock determined as follows:

(a)
If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE MKT, Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

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(b)
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)	In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Committee.

(d)
The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Committee may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

2.22           “Grant Date” means, as to any Award, the latest of:

(a)	the date on which the Board authorizes the grant of the Award; or

(b)
the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c)	such other date (later than the dates described in (a) and (b) above) as the Board may designate and as set forth in the Participant’s Award Agreement.

2.23           “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.24           “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.25           “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.26           “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.27           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.28           “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.29           “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.30           “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

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2.31           “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.32           “Performance Objectives” shall have the meaning set forth in Article IX of the Plan.

2.33           “Performance Period” shall have the meaning set forth in Article IX of the Plan.

2.34           “Performance Share” means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.35           “Plan” means this Rockdale Resources Corporation 2015 Stock Incentive Plan, as it may be amended from time to time.

2.36           “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.37           “Restricted Stock” means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

2.38           “Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.39           “Retirement” means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant’s Award Agreement.

2.40           “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.41           “Stock Award” means an Award of shares of Common Stock under Article VIII of the Plan.

2.42           “Stock Option” means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.43           “Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.44           “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

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ARTICLE III – ADMINISTRATION

3.1            The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in Article XI, and terminate or suspend the Plan as provided in Article XI. All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons.

3.2            The Board may, to the full extent permitted by and consistent with applicable law and the Company’s Bylaws, and subject to Subparagraph 3.2(b) herein below, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

(a)
If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

(b)	The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

(c)
In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors and/or the Company’s Compensation Committee may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3            Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.

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3.4            Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be 4 million (4,000,000) shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

(a)	For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

(b)
If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

(c)	The foregoing subsections (a) and (b) of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

3.5            Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board.

3.6            The Company shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to:

(a)	any required approval of the Plan by the shareholders of the Company; and

(b)
the completion of any registration or qualification of such shares of Common Stock under any federal or state law, or any ruling or regulation of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

3.7            The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

3.8            Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

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3.9            The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10            No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith. The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11            The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12            Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

ARTICLE IV—INCENTIVE STOCK OPTIONS

4.1            The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

(a)	Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

(b)
The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

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(c)
An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service, unless employment shall have terminated:

(i)	as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii)
as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

(d)
The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

(e)	No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

(f)
The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2            Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3            The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

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4.4            Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V—NONQUALIFIED STOCK OPTIONS

5.1            The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

(a)	Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

(b)
The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

(c)
A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

5.2            The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI—INCIDENTS OF STOCK OPTIONS

6.1            Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2            Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

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6.3            Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Board, subject to limitations set forth in the Stock Option Award Agreement. The Board may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Board. In the sole discretion of the Board, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Board also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4            The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5            The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6            The Board may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

6.7            The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

ARTICLE VII—RESTRICTED STOCK

7.1            The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article VII.

7.2            The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

(a)	the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)	the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

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(c)
the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

(d)
whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

(e)	whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

(f)	whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3            Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

7.4            In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5            Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6            Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7            Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

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ARTICLE VIII—STOCK AWARDS

8.1            The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.

8.2            For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3            Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX—PERFORMANCE SHARES

9.1            The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article IX.

9.2            The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

(a)	the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)	the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

(c)	the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

(d)	the form of settlement of a Performance Share.

9.3            At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4            Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5            Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

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9.6            In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

9.7            The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8            Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X—CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1            Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

(a)
all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

(b)	all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i)
all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii)	the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii)
the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv)	upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.

(c)
all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

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10.2            Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and (c) above.

10.3            After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI—AMENDMENT AND TERMINATION

11.1            Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof. To the extent required by the Act or the Code, however, no amendment, without approval by the Company’s shareholders, shall:

(a)	materially alter the group of persons eligible to participate in the Plan;

(b)	except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan;

(c)
alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2            No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

(a)	annul any Award if the Participant is terminated for cause as determined by the Board; and

(b)	convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3            If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

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ARTICLE XII—MISCELLANEOUS PROVISIONS

12.1            Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Board.

12.2            The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

12.3           The terms of the Plan shall be binding upon the Company, its successors and assigns.

12.4            Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

12.5            This Plan and all actions taken hereunder shall be governed by the laws of the State of Texas.

12.6            Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

12.7            If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

12.8            The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

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12.9            The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

12.10           If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

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FORM OF PROXY
(SEE ATTACHED)

ROCKDALE RESOURCES CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – APRIL 14, 2016 AT 4:30 P.M., LOCAL TIME

CONTROL ID:
REQUEST ID:

The undersigned stockholder of Rockdale Resources Corporation, a Colorado corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around March 25, 2016, and hereby appoints Leo Womack and Zel C. Khan (the “Proxies”) proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2015 Annual Meeting of Stockholders of the Company, to be held on April 14, 2016 at 4:30 p.m., local time, at 710 N. Post Oak Road, Suite 512, Houston, TX, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/BBLS
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF ROCKDALE RESOURCES CORPORATION		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” FOR PROPOSAL 1 AND “FOR” EACH OF PROPOSALS 2 THROUGH 6 AND 8, AND FOR “THREE YEARS” FOR PROPOSAL 7

Proposal 1		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors:	☐	☐
	Leo Womack			☐
	Zel C. Khan			☐
	Lee H. Lytton			☐
	Joel Oppenheim			☐
	Quinten Beasley			☐

Proposal 2		FOR	AGAINST	ABSTAIN
	To approve the Plan of Conversion dated January 15, 2015.	☐	☐	☐

Proposal 3		FOR	AGAINST	ABSTAIN
	To approve an increase in the total number of shares of authorized shares of common stock, par value $0.001 per share of the Company, to 150,000,000 shares.	☐	☐	☐

Proposal 4		FOR	AGAINST	ABSTAIN
	To ratify the Company’s 2015 Stock Incentive Plan.	☐	☐	☐

Proposal 5		FOR	AGAINST	ABSTAIN
	To ratify the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2015.	☐	☐	☐

Proposal 6		FOR	AGAINST	ABSTAIN
	To approve, by non-binding vote, the compensation of the Company’s named executive officers.	☐	☐	☐

Proposal 7		1 YEAR	2 YEARS	3 YEARS	ABSTAIN
	To recommend, by non-binding vote, the frequency of holding advisory votes on the compensation of the Company’s named executive officers.	☐	☐	☐	☐

Proposal 8		FOR	AGAINST	ABSTAIN
	To approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” for Proposal 1, “For” each of Proposals 2 through 6 and 8, for “Three Years” for Proposal 7, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2016

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)